UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07732

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo AllianceBernstein L.P. 1345 Avenue of the Americas New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2012

Date of reporting period: March 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Global High Income Fund

March 31, 2012

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 17, 2012

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global High Income Fund, Inc. (the “Fund”) for the annual reporting period ended March 31, 2012. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol “AWF.”

Investment Objective and Policies

The Fund seeks high current income and, secondarily, capital appreciation. The Fund invests, without limit, in securities denominated in non-U.S. currencies as well as those denominated in the U.S. dollar. The Fund may also invest, without limit, in sovereign debt securities issued by emerging and developed nations and in debt securities of U.S. and non-U.S. corporate issuers. For more information regarding the Fund’s risks, please see “A Word About Risk” on page 4 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 81-82.

Investment Results

The table on page 5 shows the Fund’s performance compared with its composite benchmark. The composite benchmark is composed of equal weightings of the JPMorgan Government Bond Index-Emerging Markets (“JPM GBI-EM”) (local currency-denominated), the JPMorgan Emerging Markets Bond Index Global (“JPM EMBI Global”), and the Barclays Capital (“BC”) U.S. Corporate High Yield (“HY”) 2% Issuer Capped Index, for the six- and 12-month periods ended March 31, 2012.

Individual performance for each of these indices is also included for both time periods.

The Fund provided solid positive returns for both the six- and 12-month periods. While the Fund outperformed its composite benchmark for the six-month period, it underperformed for the 12-month period. For the six-month period, an overweight to high yield corporates, which rallied as investor risk sentiment improved, was a primary positive contributor, relative to the composite benchmark. Within the Fund’s high yield holdings, an overweight exposure to banks, as well as bank security selection, contributed positively. Security selection within consumer non-cyclical, basic, capital goods and media industries also contributed positively. Security selection in finance and airlines holdings detracted.

For the 12-month period, an underweight to U.S. dollar-denominated emerging market debt, which outperformed, detracted, relative to the composite benchmark. Conversely, an underweight to local emerging market debt, which underperformed, contributed positively. Within the Fund’s high yield corporate holdings, overweights to subordinated financials within the capital structure earlier in the year detracted. Security selection within the Fund’s energy and media holdings contributed positively.

The Fund utilized leverage, which was a positive contributor for both periods, through reverse repurchase agreements at favorable rates; proceeds were

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	1

reinvested into higher-yielding securities. Within the Fund’s derivative positions, credit default swaps, utilized for hedging and non-hedging purposes, contributed positively for both periods. The Fund also utilized interest rate swaps to manage overall yield curve positioning, which contributed positively for both periods. The Fund utilized currency forwards for hedging back currency on non-U.S. dollar positions, and to manage the Fund’s overall currency exposure.

Market Review and Investment Strategy

Volatility continued throughout much of the reporting period ended March 31, 2012, as global markets remained highly correlated with ongoing European debt sentiment and perceptions of the overall health of the economy. Midway through 2011, renewed fears of a double-dip recession roiled global capital markets, driving up risk aversion, sending equities sharply lower and widening credit spreads. Fiscal challenges—ranging from the contentious debate over the U.S. debt ceiling to the ongoing sovereign debt woes of Greece and the peripheral European nations—were at the forefront of investors’ worries. The mounting fear and uncertainty led to a spike in financial market volatility. Globally, central banks continued to ease monetary policy or indicate that rates would remain low. In the U.S., the Federal Reserve announced that rates would be kept on hold until 2014.

After earlier bouts of investor risk aversion which drove global government yields lower, market sentiment improved in the first quarter of 2012.

Global economic data turned more positive and worries over the euro debt crisis eased with positive policy intervention. In the U.S., labor and manufacturing data showed improvement, resulting in more solid consumer confidence numbers. In the euro area, finance ministers agreed to grant Greece a second bailout package worth €130 billion and the European Central Bank’s (“ECB’s”) second long-term refinancing operation further increased liquidity in the euro area banking system—reducing investor concerns across the globe, at least in the near term. Investors also agreed to restructure €172 billion worth of Greek bonds.

The high yield market fluctuated month to month throughout the reporting period, as investor risk sentiment shifted. During the peak of risk aversion in the first half of the period, the high yield market declined, only to rebound strongly in the second half, as the global outlook improved. The highly volatile period ended with the high yield market earning respectable returns. By credit quality, the higher-rated BB-quality tier outperformed, followed by B-rated and CCC-rated. Outperforming industries for the period included banks, real estate investment trusts, consumer cylicals and consumer non-cyclicals. Underperforming industries were utilities, telecommunications, transportation and energy.

U.S. dollar-denominated emerging market debt posted strong returns, helped by the recent rally in risk assets. Emerging debt benefited from a

2	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

steady stream of liquidity being injected into the global markets by the U.S. Federal Reserve, Bank of Japan, Bank of England and the ECB. In this environment, investors were able to ignore deteriorating economic fundamentals and poor macro-policy decisions in a variety of emerging countries.

Latin American emerging market countries significantly outperformed the non-Latin region. Across all regions, country return dispersion was significant during the 12-month period, with countries like the Ivory Coast and Venezuela posting very strong returns. Conversely, Belize and Argentina posted particularly weak performance. U.S. dollar-denominated emerging market debt spreads widened to end the reporting period significantly over duration-matched Treasuries. Local currency emerging market bonds posted weak returns, with much of the loss in the local index stemming from a selloff in emerging market country currencies.

Relative to the composite benchmark, the Fund continued to be overweight corporate high yield and underweight both U.S. dollar-denominated and local emerging market debt during the reporting period ended March 31, 2012. In the Fund’s Management Team’s (the “Team’s”) view, corporate high yield bonds presented the best risk/return opportunity in the global high yield space. Risk premiums in high yield corporates were attractive relative to emerging market debt, given corporate non-financial cash positions, corporate balance sheets and reduced medium-term refinancing needs of borrowers. The Team continued to favor high yield securities that appeared undervalued, particularly financial holdings, as well as U.S. corporates over European corporates, and remained cautious on peripheral Europe.

Within emerging market hard currency sovereign debt, the Fund is underweight the sector as a whole, but is using a well-diversified mix of sovereign, quasi-sovereign and attractive corporate issues to add value. Although emerging market fundamentals in investment-grade countries are generally favorable, their lower relative yields do not make them attractive, in the Team’s view. Conversely, opportunities are limited in higher yielding non-investment-grade countries due to local economic or political instability. While the Team has added, and will continue to add, select currencies or currency pairs based on valuations, the Team believes the downside risk and volatility within emerging market currencies is very high, and continues to underweight the Fund’s currency risk on a broad level.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	3

HISTORICAL PERFORMANCE

Benchmark Disclosure

The unmanaged JPM® GBI-EM, the JPM® EMBI Global, and the BC U.S. Corporate HY 2% Issuer Capped Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The JPM GBI-EM represents the performance of local currency government bonds issued by emerging markets. The JPM EMBI Global (market-capitalization weighted) represents the performance of U.S. dollar-denominated Brady bonds, Eurobonds, and trade loans issued by sovereign and quasi-sovereign entities. The BC HY 2% Issuer Capped Index is the 2% Issuer Capped component of the U.S. Corporate High Yield Index, which represents the performance of fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Fund.

A Word About Risk

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Foreign (Non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Credit Risk: An issuer or guarantor of a fixed income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest Rate Risk (with prepayment risk): As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. The values of mortgage-related and asset-backed securities are particularly sensitive to changes in interest rates due to prepayment risk.

Below Investment Grade Securities Risk: Investments in fixed income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Diversification Risk: Portfolios that hold a smaller number of securities may be more volatile than more diversified portfolios, since gains or losses from each security will have a greater impact on the portfolio’s overall value.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

AllianceBernstein Global High Income Fund Shareholder Information

The Fund’s NYSE trading symbol is “AWF.” Weekly comparative NAV and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. Daily NAVs and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com and www.nyse.com. For additional shareholder information regarding this Fund, please see page 106.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2012	Returns
	6 Months	12 Months
AllianceBernstein Global High Income Fund (NAV)	13.87%	6.18%

Composite Benchmark: 33% JPM GBI-EM/33% JPM EMBI Global/33% BC U.S. Corporate HY 2% Issuer Capped Index	10.95%	6.80%

JPM GBI-EM	10.24%	1.08%

JPM EMBI Global	10.24%	12.60%

BC U.S. Corporate HY 2% Issuer Capped Index	12.17%	6.43%

The Fund’s market price per share on March 31, 2012 was $15.02. The Fund’s NAV per share on March 31, 2012 was $14.81. For additional financial highlights, please see page 85.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Benchmark and Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	5

Historical Performance

PORTFOLIO SUMMARY

March 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,267.2

*	All data are as of March 31, 2012. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represents 0.6% or less in the following security types: Common Stock, Governments—Sovereign Agencies, Inflation-Linked Securities, Local Governments—Municipal Bonds, Local Governments—Regional Bonds, Options Purchased—Puts, Supranationals and Warrants.

6	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio Summary

PORTFOLIO SUMMARY

March 31, 2012 (unaudited)

*	All data are as of March 31, 2012. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 0.9% or less in the following countries: Australia, Austria, Barbados, Belgium, Bermuda, Chile, China, Colombia, Croatia, Czech Republic, Denmark, Egypt, El Salvador, France, Ghana, Hong Kong, Hungary, India, Ireland, Italy, Ivory Coast, Japan, Lithuania, Mexico, Norway, Panama, Peru, Philippines, Portugal, Serbia & Montenegro, Singapore, Spain, Supranational, Switzerland, Trinidad & Tobago, Turkey, Ukraine, United Arab Emirates and Uruguay.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	7

Portfolio Summary

PORTFOLIO OF INVESTMENTS

March 31, 2012

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 56.1%
Industrial – 49.0%
Basic – 3.6%
AK Steel Corp. 7.625%, 5/15/20(a)	U.S.$	1,000	$965,000
Aleris International, Inc. 7.625%, 2/15/18		2,500	2,615,625
Appleton Papers, Inc. 10.50%, 6/15/15(b)		1,300	1,348,750
Arch Coal, Inc. 7.00%, 6/15/19(b)		693	639,292
7.25%, 6/15/21(a)(b)		1,156	1,066,410
Calcipar SA 6.875%, 5/01/18(b)		735	746,025
Celanese US Holdings LLC 6.625%, 10/15/18		408	434,520
CF Industries, Inc. 7.125%, 5/01/20		900	1,072,125
Commercial Metals Co. 6.50%, 7/15/17		1,927	1,946,270
Consol Energy, Inc. 8.25%, 4/01/20		2,175	2,272,875
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 5.003%, 11/15/14(a)(c)		938	858,270
Huntsman International LLC 8.625%, 3/15/21(a)		2,060	2,312,350
Ineos Group Holdings Ltd. 8.50%, 2/15/16(a)(b)		3,551	3,355,695
James River Coal Co. 7.875%, 4/01/19(a)		251	170,680
JMC Steel Group 8.25%, 3/15/18(b)		1,444	1,501,760
Kinove German Bondco GmbH 9.625%, 6/15/18(b)		942	979,680
LyondellBasell Industries NV 6.00%, 11/15/21(b)		264	277,200
MacDermid, Inc. 9.50%, 4/15/17(b)		1,800	1,867,500
Momentive Performance Materials, Inc. 11.50%, 12/01/16		1,540	1,278,200
NewMarket Corp. 7.125%, 12/15/16		988	1,022,580
NewPage Corp. 10.00%, 5/01/12(d)		735	44,100

8	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Norske Skogindustrier ASA 7.00%, 6/26/17	EUR	528	$450,684
Nova Chemicals Corp. 8.625%, 11/01/19	U.S.$	1,426	1,625,640
Peabody Energy Corp. 6.00%, 11/15/18(b)		626	613,480
6.25%, 11/15/21(b)		1,499	1,469,020
Polypore International, Inc. 7.50%, 11/15/17		590	622,450
Rain CII Carbon LLC/CII Carbon Corp. 8.00%, 12/01/18(b)		1,345	1,425,700
Smurfit Kappa Acquisitions 7.75%, 11/15/19(b)	EUR	1,535	2,211,049
Solutia, Inc. 7.875%, 3/15/20	U.S.$	928	1,088,080
Steel Dynamics, Inc. 7.625%, 3/15/20		1,200	1,299,000
7.75%, 4/15/16		1,150	1,193,125
TPC Group LLC 8.25%, 10/01/17		2,107	2,207,082
United States Steel Corp. 6.65%, 6/01/37		1,137	955,080
Verso Paper Holdings LLC/Verso Paper, Inc. 8.75%, 2/01/19		688	378,400
Series B 11.375%, 8/01/16		327	208,463
Westvaco Corp. 7.95%, 2/15/31		1,000	1,082,778
Weyerhaeuser Co. 7.375%, 3/15/32		1,790	1,906,862

			45,511,800

Capital Goods – 6.1%
Alion Science and Technology Corp. 12.00%, 11/01/14(e)		929	873,528
Alliant Techsystems, Inc. 6.875%, 9/15/20		521	556,168
Ardagh Glass Finance PLC 8.75%, 2/01/20(b)	EUR	860	1,129,777
Ardagh Packaging Finance PLC 7.375%, 10/15/17(b)	U.S.$	230	246,675
9.25%, 10/15/20(b)	EUR	427	578,038
BE Aerospace, Inc. 6.875%, 10/01/20	U.S.$	1,236	1,353,420
Berry Plastics Corp. 9.75%, 1/15/21		1,525	1,666,062

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	9

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

10.25%, 3/01/16	U.S.$	360	$372,600
Bombardier, Inc. 5.75%, 3/15/22(b)		1,550	1,507,375
7.75%, 3/15/20(b)		1,266	1,411,590
Building Materials Corp. of America 7.00%, 2/15/20(b)		985	1,046,562
7.50%, 3/15/20(b)		849	899,940
Clondalkin Industries BV 8.00%, 3/15/14(b)	EUR	1,312	1,426,099
CNH America LLC 7.25%, 1/15/16	U.S.$	1,775	1,948,062
Crown European Holdings SA 7.125%, 8/15/18(b)	EUR	305	432,202
Graphic Packaging International, Inc. 7.875%, 10/01/18	U.S.$	899	995,643
Griffon Corp. 7.125%, 4/01/18		718	742,233
Grohe Holding GmbH 8.625%, 10/01/14(a)(b)	EUR	1,804	2,422,837
HeidelbergCement Finance BV 8.50%, 10/31/19		1,330	1,999,983
Huntington Ingalls Industries, Inc. 6.875%, 3/15/18	U.S.$	640	678,400
7.125%, 3/15/21		632	677,030
KUKA AG 8.75%, 11/15/17(b)	EUR	1,038	1,474,365
Lafarge SA 7.125%, 7/15/36	U.S.$	800	737,938
Manitowoc Co., Inc. (The) 8.50%, 11/01/20		2,168	2,384,800
Masco Corp. 5.95%, 3/15/22		640	641,489
6.125%, 10/03/16		1,825	1,929,171
Nordenia Holdings AG 9.75%, 7/15/17	EUR	1,206	1,749,181
Nortek, Inc. 8.50%, 4/15/21	U.S.$	2,947	2,917,530
Obrascon Huarte Lain SA 7.375%, 4/28/15	EUR	500	699,359
OI European Group BV 6.75%, 9/15/20(b)		1,000	1,407,053
Plastipak Holdings, Inc. 8.50%, 12/15/15(b)	U.S.$	2,325	2,394,750
Ply Gem Industries, Inc. 8.25%, 2/15/18(a)		1,400	1,408,750
Polymer Group, Inc. 7.75%, 2/01/19		3,500	3,683,750

10	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Pregis Corp. 6.245%, 4/15/13(c)	EUR	122	$158,119
RBS Global, Inc./Rexnord LLC 8.50%, 5/01/18	U.S.$	1,900	2,037,750
11.75%, 8/01/16		700	742,000
Rexam PLC 6.75%, 6/29/67	EUR	2,020	2,613,252
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.875%, 8/15/19(b)	U.S.$	2,080	2,236,000
9.00%, 4/15/19(b)		1,153	1,135,705
9.25%, 5/15/18(b)		1,800	1,795,500
9.875%, 8/15/19(b)		1,762	1,801,645
RSC Equipment Rental, Inc./RSC Holdings III LLC 8.25%, 2/01/21		650	692,250
10.25%, 11/15/19		2,400	2,688,000
Sealed Air Corp. 6.875%, 7/15/33(b)		1,201	1,146,955
8.125%, 9/15/19(b)		696	768,210
8.375%, 9/15/21(b)		713	801,234
Sequa Corp. 11.75%, 12/01/15(b)		2,320	2,465,000
Solo Cup Co. 8.50%, 2/15/14		1,000	1,002,500
SRA International, Inc. 11.00%, 10/01/19(b)		2,073	2,187,015
Summit Materials LLC/Summit Materials Finance Corp. 10.50%, 1/31/20(b)		999	1,043,955
Textron Financial Corp. 6.00%, 2/15/67(b)		575	437,000
TransDigm, Inc. 7.75%, 12/15/18		2,600	2,814,500
United Rentals North America, Inc. 8.375%, 9/15/20(a)		2,587	2,677,545
USG Corp. 6.30%, 11/15/16		797	745,195
Wienerberger AG 6.50%, 2/09/17	EUR	1,100	1,261,680

			77,643,370

Communications - Media – 4.8%
Allbritton Communications Co. 8.00%, 5/15/18	U.S.$	2,955	3,154,462
CCO Holdings LLC/CCO Holdings Capital Corp. 7.00%, 1/15/19		500	530,000

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

7.25%, 10/30/17	U.S.$	600	$643,500
7.375%, 6/01/20		720	781,200
Cengage Learning Acquisitions, Inc. 10.50%, 1/15/15(b)		639	480,848
Cequel Communications Holdings I LLC and Cequel Capital Corp. 8.625%, 11/15/17(b)		2,345	2,517,944
Charter Communications Operating LLC/Charter Communications Operating Capital 8.00%, 4/30/12(b)		1	955
Clear Channel Communications, Inc. 5.75%, 1/15/13(a)		1,500	1,488,750
9.00%, 3/01/21		1,166	1,049,400
10.75%, 8/01/16		1,507	1,137,785
Clear Channel Worldwide Holdings, Inc. 7.625%, 3/15/20(b)		1,600	1,568,000
9.25%, 12/15/17		65	70,931
Series A 7.625%, 3/15/20(b)		300	289,500
Series B 9.25%, 12/15/17		2,058	2,256,082
Crown Media Holdings, Inc. 10.50%, 7/15/19		1,506	1,645,305
CSC Holdings LLC 7.625%, 7/15/18		598	666,770
Cumulus Media Holdings, Inc. 7.75%, 5/01/19(a)(b)		925	874,125
Dex One Corp. 12.00%, 1/29/17(e)		1,073	313,978
DISH DBS Corp. 7.125%, 2/01/16		1,250	1,382,813
Houghton Mifflin Harcourt Publishers, Inc./Houghton Mifflin Harcourt Publishing 10.50%, 6/01/19(b)		1,000	530,000
Hughes Satellite Systems Corp. 7.625%, 6/15/21		2,323	2,491,417
Intelsat Jackson Holdings SA 11.25%, 6/15/16		2,497	2,628,092
Intelsat Luxembourg SA 11.25%, 2/04/17		1,200	1,248,000
11.50%, 2/04/17(b)(e)		900	927,000
11.50%, 2/04/17(e)		900	936,000
Kabel BW GmbH 7.50%, 3/15/19(b)		487	525,960

12	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

7.50%, 3/15/19(b)	EUR	537	$762,750
Lamar Media Corp. 6.625%, 8/15/15(a)	U.S.$	2,500	2,556,250
Liberty Interactive LLC 5.70%, 5/15/13		1,480	1,531,800
LIN Television Corp. 8.375%, 4/15/18		750	784,688
Local TV Finance LLC 9.25%, 6/15/15(b)(e)		1,286	1,311,975
McClatchy Co. (The) 11.50%, 2/15/17		600	637,500
New York Times Co. (The) 6.625%, 12/15/16		1,300	1,355,250
Numericable Finance & Co. 12.375%, 2/15/19(b)	EUR	950	1,254,345
Quebecor Media, Inc. 7.75%, 3/15/16	U.S.$	2,810	2,883,762
RR Donnelley & Sons Co. 7.25%, 5/15/18		1,998	1,938,060
Sinclair Television Group, Inc. 8.375%, 10/15/18(a)		660	712,800
9.25%, 11/01/17(b)		1,485	1,652,063
Sirius XM Radio, Inc. 8.75%, 4/01/15(b)		2,000	2,270,000
Technicolor SA 5.75%, 9/25/15(d)(f)	EUR	975	5,592
Telesat Canada/Telesat LLC 11.00%, 11/01/15	U.S.$	440	469,700
Townsquare Radio Llc/inc 9.00%, 4/01/19(b)		972	962,280
Univision Communications, Inc. 6.875%, 5/15/19(b)		800	807,000
8.50%, 5/15/21(b)		1,325	1,311,750
UPC Holding BV 8.375%, 8/15/20(b)	EUR	1,000	1,378,712
UPCB Finance III Ltd. 6.625%, 7/01/20(b)	U.S.$	1,105	1,127,100
UPCB Finance V Ltd. 7.25%, 11/15/21(b)		480	507,600
Valassis Communications, Inc. 6.625%, 2/01/21		600	615,000
Virgin Media Finance PLC 8.375%, 10/15/19		2,300	2,576,000
XM Satellite Radio, Inc. 7.625%, 11/01/18(b)		775	833,125

			60,383,919

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 3.5%
Cincinnati Bell, Inc. 8.25%, 10/15/17	U.S.$	1,250	$1,276,563
Cricket Communications, Inc. 7.75%, 10/15/20		1,500	1,473,750
Crown Castle International Corp. 7.125%, 11/01/19		1,500	1,638,750
Data & Audio Visual Enterprises Wireless, Inc. 9.50%, 4/29/18	CAD	1,175	1,092,129
Digicel Group Ltd. 10.50%, 4/15/18(b)	U.S.$	2,384	2,634,320
eAccess Ltd. 8.25%, 4/01/18(b)		1,626	1,560,960
Fairpoint Communications Inc/Old Series 1 13.125%, 4/02/18(d)		1,512	15,124
Frontier Communications Corp. 9.00%, 8/15/31		1,000	970,000
Level 3 Financing, Inc. 8.625%, 7/15/20(b)		923	969,150
8.75%, 2/15/17		1,950	2,037,750
10.00%, 2/01/18		1,000	1,095,000
MetroPCS Wireless, Inc. 6.625%, 11/15/20		1,350	1,341,562
7.875%, 9/01/18		1,300	1,368,250
MTS International Funding Ltd. 8.625%, 6/22/20(b)		2,495	2,886,241
NII Capital Corp. 7.625%, 4/01/21		1,362	1,331,355
PAETEC Holding Corp. 9.875%, 12/01/18		1,480	1,672,400
Phones4u Finance PLC 9.50%, 4/01/18(b)	GBP	1,750	2,519,212
Sprint Capital Corp. 6.875%, 11/15/28	U.S.$	1,500	1,147,500
8.75%, 3/15/32		130	111,475
Sunrise Communications Holdings SA 8.50%, 12/31/18(a)(b)	EUR	1,400	1,988,547
Telenet Finance III Luxembourg SCA 6.625%, 2/15/21(b)		2,200	2,970,817
tw telecom holdings, Inc. 8.00%, 3/01/18	U.S.$	2,376	2,595,780
UPCB Financing VI Ltd. 6.875%, 1/15/22(b)		620	640,150

14	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

VimpelCom Holdings BV 7.504%, 3/01/22(b)	U.S.$	1,300	$1,261,000
Wind Acquisition Finance SA 7.25%, 2/15/18(b)		1,400	1,316,000
11.75%, 7/15/17(b)		2,200	2,167,000
Windstream Corp. 7.50%, 4/01/23		675	695,250
7.75%, 10/01/21		1,715	1,835,050
8.125%, 8/01/13-9/01/18		2,168	2,311,970

			44,923,055

Consumer Cyclical - Automotive – 2.4%
Affinia Group, Inc. 9.00%, 11/30/14		2,195	2,216,950
Allison Transmission, Inc. 7.125%, 5/15/19(b)		2,039	2,110,365
11.00%, 11/01/15(b)		706	744,830
American Axle & Manufacturing Holdings, Inc. 9.25%, 1/15/17(b)		1,035	1,156,613
Commercial Vehicle Group, Inc. 7.875%, 4/15/19(b)		1,084	1,094,840
Cooper Tire & Rubber Co. 8.00%, 12/15/19		1,250	1,351,563
Dana Holding Corp. 6.50%, 2/15/19		300	318,000
6.75%, 2/15/21		326	347,190
Delphi Corp. 5.875%, 5/15/19(b)		559	589,745
6.125%, 5/15/21(b)		419	446,235
Exide Technologies 8.625%, 2/01/18(a)		1,346	1,127,275
Ford Motor Co. 7.45%, 7/16/31(a)		2,500	3,056,250
Ford Motor Credit Co. LLC 8.00%, 12/15/16		600	695,642
Goodyear Dunlop Tires Europe BV 6.75%, 4/15/19(b)	EUR	925	1,229,046
Goodyear Tire & Rubber Co. (The) 7.00%, 5/15/22-3/15/28	U.S.$	1,691	1,632,498
8.25%, 8/15/20(a)		1,891	2,009,187
8.75%, 8/15/20		343	372,155
Lear Corp. 8.125%, 3/15/20		1,550	1,728,250
Navistar International Corp. 8.25%, 11/01/21		2,157	2,351,130
Schaeffler Finance BV 8.50%, 2/15/19(b)		1,425	1,521,187

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Tenneco, Inc. 6.875%, 12/15/20	U.S.$	2,335	$2,510,125
7.75%, 8/15/18		410	442,800
UCI International, Inc. 8.625%, 2/15/19		1,002	1,029,555

			30,081,431

Consumer Cyclical - Entertainment – 0.8%
AMC Entertainment, Inc. 9.75%, 12/01/20		1,143	1,077,277
ClubCorp Club Operations, Inc. 10.00%, 12/01/18		2,000	2,090,000
Greektown Holdings LLC 10.75%, 12/01/13(d)(f)(g)		915	– 0	–
Liberty Interactive LLC 3.75%, 2/15/30		931	505,068
NAI Entertainment Holdings LLC 8.25%, 12/15/17(b)		1,920	2,109,600
Pinnacle Entertainment, Inc. 8.625%, 8/01/17		895	975,550
8.75%, 5/15/20(a)		271	296,068
Regal Entertainment Group 9.125%, 8/15/18(a)		2,470	2,704,650

			9,758,213

Consumer Cyclical - Other – 4.9%
Beazer Homes USA, Inc. 6.875%, 7/15/15		1,500	1,406,250
Boyd Gaming Corp. 9.125%, 12/01/18(a)		1,300	1,353,625
Broder Brothers Co. 12.00%, 10/15/13(b)(e)		465	463,726
Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18		700	540,750
11.25%, 6/01/17		435	474,150
Chester Downs & Marina LLC 9.25%, 2/01/20(b)		1,028	1,085,825
Chukchansi Economic Development Authority 8.00%, 11/15/13(b)		2,665	1,905,475
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625%, 1/15/16		2,956	3,118,580
Gaylord Entertainment Co. 6.75%, 11/15/14		5	5,025
GWR Operating Partnership LLP 10.875%, 4/01/17		1,600	1,750,000

16	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Host Hotels & Resorts LP Series O 6.375%, 3/15/15	U.S.$	1,500	$1,526,250
Series Q 6.75%, 6/01/16		890	916,700
Isle of Capri Casinos, Inc. 7.00%, 3/01/14(a)		1,725	1,716,375
7.75%, 3/15/19		1,335	1,348,350
K Hovnanian Enterprises, Inc. 10.625%, 10/15/16(a)		2,620	2,367,825
KB Home 5.875%, 1/15/15		166	163,510
8.00%, 3/15/20		1,237	1,224,630
9.10%, 9/15/17		1,250	1,306,250
Lennar Corp. Series B 6.50%, 4/15/16		2,600	2,733,250
Levi Strauss & Co. 7.625%, 5/15/20(a)		1,200	1,269,000
M/I Homes, Inc. 8.625%, 11/15/18		2,360	2,360,000
Marina District Finance Co., Inc. 9.50%, 10/15/15(a)		810	739,125
9.875%, 8/15/18(a)		1,980	1,777,050
Meritage Homes Corp. 6.25%, 3/15/15		1,250	1,265,000
MGM Resorts International 6.625%, 7/15/15(a)		1,480	1,520,700
7.625%, 1/15/17(a)		1,200	1,239,000
NCL Corp. Ltd. 9.50%, 11/15/18		2,184	2,353,260
9.50%, 11/15/18(b)		223	240,840
11.75%, 11/15/16		1,100	1,273,250
Penn National Gaming, Inc. 8.75%, 8/15/19		1,367	1,534,458
Pulte Group, Inc. 7.875%, 6/15/32		1,400	1,298,500
PVH Corp. 7.375%, 5/15/20		950	1,047,375
Quiksilver, Inc. 6.875%, 4/15/15		2,840	2,854,200
Royal Caribbean Cruises Ltd. 6.875%, 12/01/13		1,000	1,055,000
7.00%, 6/15/13		1,000	1,045,000
7.25%, 6/15/16		500	540,000
Ryland Group, Inc. (The) 6.625%, 5/01/20		1,800	1,818,000
Seminole Indian Tribe of Florida 6.535%, 10/01/20(b)		240	241,478

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

7.75%, 10/01/17(b)	U.S.$	1,610	$1,744,837
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19(b)		1,619	1,671,618
Standard Pacific Corp. 8.375%, 5/15/18		500	531,875
10.75%, 9/15/16		1,696	1,950,400
Station Casinos, Inc. 6.625%, 3/15/18(d)(f)		4,405	– 0	–
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 8.625%, 4/15/16(b)		852	900,990
Taylor Morrison Communities In 7.75%, 4/15/20(b)		585	585,000
Tropicana Entertainment LLC/Tropicana Finance Corp. 9.625%, 12/15/14(d)(f)		750	– 0	–
WCI Communities, Inc. 6.625%, 3/15/15(d)(f)(g)		750	– 0	–
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75%, 8/15/20		3,100	3,406,125

			61,668,627

Consumer Cyclical - Restaurants – 0.5%
Burger King Corp. 9.875%, 10/15/18(a)		1,360	1,523,200
CKE Restaurants, Inc. 11.375%, 7/15/18		1,854	2,118,195
Landry’s, Inc. 11.625%, 12/01/15		2,090	2,327,737

			5,969,132

Consumer Cyclical - Retailers – 1.6%
Asbury Automotive Group, Inc. 8.375%, 11/15/20		901	970,828
Bon-Ton Department Stores, Inc. (The) 10.25%, 3/15/14		1,066	930,085
Burlington Coat Factory Warehouse Corp. 10.00%, 2/15/19		960	998,400
Gymboree Corp. 9.125%, 12/01/18(a)		2,650	2,444,625
Hines Nurseries, Inc. 10.25%, 10/01/11(d)(f)(g)		1,000	– 0	–

18	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

J Crew Group, Inc. 8.125%, 3/01/19(a)	U.S.$	1,704	$1,733,820
JC Penney Corp., Inc. 6.375%, 10/15/36		1,000	878,750
7.40%, 4/01/37		1,000	976,250
Limited Brands, Inc. 5.625%, 2/15/22		417	420,649
6.90%, 7/15/17		893	993,462
7.60%, 7/15/37		1,000	1,007,500
Michaels Stores, Inc. 7.75%, 11/01/18		1,300	1,384,500
11.375%, 11/01/16		1,105	1,174,129
Neiman Marcus Group, Inc. (The) 10.375%, 10/15/15		500	520,630
Penske Automotive Group, Inc. 7.75%, 12/15/16		600	624,756
Rite Aid Corp. 8.00%, 8/15/20(a)		1,325	1,525,406
9.50%, 6/15/17		860	862,150
Toys R US, Inc. 7.375%, 10/15/18		2,225	1,996,937
YCC Holdings LLC/Yankee Finance, Inc. 10.25%, 2/15/16(e)		310	315,813

			19,758,690

Consumer Non-Cyclical – 7.4%
ACCO Brands Corp. 7.625%, 8/15/15		2,955	3,036,292
10.625%, 3/15/15		1,097	1,197,112
Alere, Inc. 8.625%, 10/01/18		2,405	2,489,175
AMGH Merger Sub, Inc. 9.25%, 11/01/18(b)		1,855	1,929,200
ARAMARK Corp. 8.50%, 2/01/15		2,805	2,875,153
Aurora Diagnostics Holdings/Aurora Diagnostics Financing, Inc. 10.75%, 1/15/18		2,000	1,980,000
Bausch & Lomb, Inc. 9.875%, 11/01/15		2,714	2,856,485
Biomet, Inc. 11.625%, 10/15/17		2,605	2,816,656
Boparan Holdings PLC 9.875%, 4/30/18(b)	GBP	1,500	2,435,239
Capsugel FinanceCo SCA 9.875%, 8/01/19(b)	EUR	1,850	2,689,406
Care UK Health & Social Care PLC 9.75%, 8/01/17	GBP	1,200	2,000,974

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Catalent Pharma Solutions, Inc. 9.50%, 4/15/15(e)	U.S.$	2,567	$2,637,853
CHS/Community Health Systems, Inc.
8.00%, 11/15/19(b)		296	306,360
8.875%, 7/15/15		749	776,151
ConvaTec Healthcare E SA 10.50%, 12/15/18(b)		954	980,235
Cott Beverages, Inc.
8.125%, 9/01/18		275	297,688
8.375%, 11/15/17		600	648,750
Del Monte Corp. 7.625%, 2/15/19		635	631,825
DJO Finance LLC/DJO Finance Corp. 10.875%, 11/15/14		1,150	1,167,250
Dole Food Co., Inc. 8.00%, 10/01/16(b)		1,695	1,779,750
Elan Finance PLC/Elan Finance Corp. 8.75%, 10/15/16		1,800	1,982,250
Elizabeth Arden, Inc. 7.375%, 3/15/21		1,325	1,437,625
Emergency Medical Services Corp. 8.125%, 6/01/19		2,466	2,533,815
Endo Pharmaceuticals Holdings, Inc.
7.00%, 7/15/19		470	501,725
7.25%, 1/15/22		635	679,450
Grifols, Inc. 8.25%, 2/01/18		1,795	1,943,087
HCA Holdings, Inc. 7.75%, 5/15/21		2,000	2,067,500
HCA, Inc.
6.375%, 1/15/15		1,725	1,819,875
6.50%, 2/15/16		290	308,850
Health Management Associates, Inc. 7.375%, 1/15/20(b)		750	765,000
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		2,850	2,771,625
Jarden Corp. 7.50%, 1/15/20		1,800	1,953,000
JBS Finance II Ltd. 8.25%, 1/29/18(b)		2,400	2,444,400
JBS USA LLC/JBS USA Finance, Inc. 8.25%, 2/01/20(b)		1,122	1,152,855

20	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Kindred Healthcare, Inc. 8.25%, 6/01/19	U.S.$	840	$731,850
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18(b)		1,500	1,558,125
Mylan Inc./PA
7.625%, 7/15/17(b)		265	291,500
7.875%, 7/15/20(b)		260	289,900
New Albertsons, Inc. 7.45%, 8/01/29		4,005	3,063,825
Pharmaceutical Product Development, Inc. 9.50%, 12/01/19(a)(b)		1,699	1,843,415
Picard Bondco SA 9.00%, 10/01/18(b)	EUR	1,500	2,155,593
Pilgrim’s Pride Corp. 7.875%, 12/15/18	U.S.$	1,445	1,441,388
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 10.625%, 4/01/17		1,750	1,846,250
Post Holdings, Inc. 7.375%, 2/15/22(b)		932	976,270
R&R Ice Cream PLC 8.375%, 11/15/17(b)	EUR	1,450	1,972,542
Select Medical Corp. 7.625%, 2/01/15	U.S.$	1,321	1,306,139
Select Medical Holdings Corp. 6.494%, 9/15/15(c)		1,000	895,000
Smithfield Foods, Inc. 7.75%, 7/01/17		2,000	2,260,000
Spectrum Brands, Inc. 6.75%, 3/15/20(b)		1,150	1,161,500
Stater Bros Holdings, Inc. 7.375%, 11/15/18		700	758,625
STHI Holding Corp. 8.00%, 3/15/18(b)		425	450,500
Tenet Healthcare Corp.
6.25%, 11/01/18(b)		881	909,633
6.875%, 11/15/31		1,500	1,282,500
8.00%, 8/01/20		400	412,000
Tops Holding Corp./Tops Markets LLC 10.125%, 10/15/15		1,500	1,601,250
Universal Hospital Services, Inc. 4.121%, 6/01/15(c)		500	472,500
USPI Finance Corp. 9.00%, 4/01/20(b)		1,119	1,152,570

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Valeant Pharmaceuticals International 7.00%, 10/01/20(b)	U.S.$	2,500	$2,487,500
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. 8.00%, 2/01/18		1,985	2,024,700
Vanguard Health Systems, Inc. Zero Coupon, 2/01/16		15	9,900
Visant Corp. 10.00%, 10/01/17		1,385	1,293,244
Voyager Learning Exchange 8.375%, 12/01/14(d)(f)(g)		1,550	– 0	–
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC 7.75%, 9/15/18		1,750	1,824,375

			94,365,205

Energy – 5.1%
Antero Resources Finance Corp.
7.25%, 8/01/19(b)		312	321,360
9.375%, 12/01/17		2,363	2,557,947
ATP Oil & Gas Corp./United States 11.875%, 5/01/15		1,000	730,000
Atwood Oceanics, Inc. 6.50%, 2/01/20		540	567,000
Basic Energy Services, Inc. 7.75%, 2/15/19		1,200	1,230,000
Berry Petroleum Co. 6.375%, 9/15/22		1,863	1,914,232
Bill Barrett Corp. 7.625%, 10/01/19		834	846,510
Bluewater Holding BV 3.572%, 7/17/14(b)(c)		2,300	1,966,500
Chaparral Energy, Inc. 8.875%, 2/01/17		2,600	2,717,000
Chesapeake Energy Corp.
6.625%, 8/15/20		893	908,628
6.875%, 11/15/20		1,183	1,221,448
Cie Generale de Geophysique - Veritas
6.50%, 6/01/21		1,000	1,020,000
9.50%, 5/15/16		800	880,000
Cimarex Energy Co. 5.875%, 5/01/22		1,542	1,572,840
Citgo Petroleum Corp. 11.50%, 7/01/17(b)		2,919	3,269,280
Continental Resources, Inc./OK 7.125%, 4/01/21		724	803,640

22	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Denbury Resources, Inc.
6.375%, 8/15/21	U.S.$	624	$659,880
8.25%, 2/15/20		521	582,218
Edgen Murray Corp. 12.25%, 1/15/15(a)		1,301	1,327,020
Energy XXI Gulf Coast, Inc.
7.75%, 6/15/19		1,100	1,133,000
9.25%, 12/15/17		2,000	2,165,000
Expro Finance Luxembourg SCA 8.50%, 12/15/16(b)		1,371	1,319,587
Forest Oil Corp. 7.25%, 6/15/19(a)		2,535	2,477,962
Helix Energy Solutions Group, Inc. 9.50%, 1/15/16(b)		1,156	1,210,910
Hercules Offshore, Inc. 10.50%, 10/15/17(a)(b)		625	654,688
Hornbeck Offshore Services, Inc. 5.875%, 4/01/20(b)		1,570	1,573,925
Key Energy Services, Inc.
6.75%, 3/01/21		1,166	1,198,065
6.75%, 3/01/21(b)		1,300	1,329,250
Linn Energy LLC/Linn Energy Finance Corp. 8.625%, 4/15/20		1,600	1,724,000
McJunkin Red Man Corp. 9.50%, 12/15/16		2,500	2,725,000
Newfield Exploration Co. 6.625%, 9/01/14-4/15/16		1,530	1,554,125
Offshore Group Investments Ltd. 11.50%, 8/01/15		2,450	2,695,000
Oil States International, Inc. 6.50%, 6/01/19		1,374	1,442,700
Parker Drilling Co. 9.125%, 4/01/18		129	136,740
Perpetual Energy, Inc. 8.75%, 3/15/18(b)	CAD	1,800	1,562,424
Petroleum Geo-Services ASA 7.375%, 12/15/18(b)	U.S.$	1,019	1,059,760
PHI, Inc. 8.625%, 10/15/18		1,250	1,281,250
Pioneer Drilling Co. 9.875%, 3/15/18(b)		895	948,700
Pioneer Natural Resources Co. 5.875%, 7/15/16		500	554,728
Plains Exploration & Production Co. 6.75%, 2/01/22		1,845	1,928,025
Precision Drilling Corp. 6.50%, 12/15/21(b)		738	771,210

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Quicksilver Resources, Inc. 7.125%, 4/01/16(a)	U.S.$	900	$828,000
SandRidge Energy, Inc.
7.50%, 3/15/21		327	322,095
8.75%, 1/15/20		1,850	1,914,750
SESI LLC
6.375%, 5/01/19		358	379,480
7.125%, 12/15/21(b)		1,260	1,360,800
Tesoro Corp.
6.25%, 11/01/12		164	167,280
6.50%, 6/01/17		1,155	1,186,763
9.75%, 6/01/19		480	547,200
W&T Offshore, Inc. 8.50%, 6/15/19		1,500	1,586,250

			64,834,170

Other Industrial – 1.5%
A123 Systems, Inc. 3.75%, 4/15/16		1,750	560,000
Briggs & Stratton Corp. 6.875%, 12/15/20		398	409,940
Brightstar Corp. 9.50%, 12/01/16(b)		1,833	1,906,320
Education Management LLC/Education Management Finance Corp. 8.75%, 6/01/14		350	336,000
Exova Ltd. 10.50%, 10/15/18(b)	GBP	231	327,917
Exova PLC 10.50%, 10/15/18(b)		813	1,154,099
Interline Brands, Inc. 7.00%, 11/15/18	U.S.$	1,753	1,849,415
Lecta SA 5.057%, 2/15/14(b)(c)	EUR	1,201	1,533,698
Liberty Tire Recycling 11.00%, 10/01/16(b)	U.S.$	2,800	2,632,000
Mueller Water Products, Inc.
7.375%, 6/01/17		700	689,500
8.75%, 9/01/20		611	684,320
Neenah Foundry Co. 15.00%, 7/29/15(e)(f)		347	357,703
New Enterprise Stone & Lime Co., Inc.
11.00%, 9/01/18		2,000	1,660,000
13.00%, 3/15/18(b)		510	526,575
Pipe Holdings PLC 9.50%, 11/01/15(b)	GBP	1,216	1,896,367

24	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Rexel SA 6.125%, 12/15/19(b)	U.S.$	845	$836,550
Wendel SA 4.375%, 8/09/17	EUR	1,100	1,401,052

			18,761,456

Services – 1.5%
Ceridian Corp. 11.25%, 11/15/15	U.S.$	2,975	2,684,937
Goodman Networks, Inc. 12.125%, 7/01/18(b)		1,200	1,230,000
Live Nation Entertainment, Inc. 8.125%, 5/15/18(b)		225	239,625
Lottomatica SpA 8.25%, 3/31/66(b)	EUR	1,545	1,899,842
Mobile Mini, Inc. 7.875%, 12/01/20	U.S.$	1,175	1,251,375
Monitronics International, Inc. 9.125%, 4/01/20(b)		850	860,625
Realogy Corp.
Series A 11.00%, 4/15/18(b)		888	710,400
Series C 11.00%, 4/15/18(a)(b)		750	600,000
Service Corp. International/US
6.75%, 4/01/16		1,485	1,607,512
7.50%, 4/01/27		1,500	1,518,750
ServiceMaster Co./TN
8.00%, 2/15/20(b)		556	592,140
10.75%, 7/15/15(b)(e)		986	1,036,039
Ticketmaster Entertainment LLC/Ticketmaster Noteco, Inc. 10.75%, 8/01/16		670	721,088
Travelport LLC
10.875%, 9/01/16	EUR	922	368,901
11.875%, 9/01/16	U.S.$	1,051	336,320
West Corp.
7.875%, 1/15/19		1,400	1,491,000
8.625%, 10/01/18		161	176,698
11.00%, 10/15/16		1,100	1,168,750

			18,494,002

Technology – 3.9%
Advanced Micro Devices, Inc.
7.75%, 8/01/20		273	300,300
8.125%, 12/15/17		1,345	1,479,500
Amkor Technology, Inc. 6.625%, 6/01/21		1,500	1,550,625
Aspect Software, Inc. 10.625%, 5/15/17		2,126	2,269,505

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Avaya, Inc.
7.00%, 4/01/19(b)	U.S.$	294	$294,735
9.75%, 11/01/15		2,080	2,048,800
CDW LLC/CDW Finance Corp.
8.00%, 12/15/18		1,750	1,894,375
8.50%, 4/01/19		2,357	2,504,312
12.535%, 10/12/17		500	543,125
CommScope, Inc. 8.25%, 1/15/19(b)		3,300	3,514,500
CoreLogic, Inc./United States 7.25%, 6/01/21(b)		260	267,800
CPI International, Inc. 8.00%, 2/15/18		1,768	1,547,000
DCP LLC/DCP Corp. 10.75%, 8/15/15(b)		1,705	1,291,537
Epicor Software Corp. 8.625%, 5/01/19		2,316	2,368,110
First Data Corp.
7.375%, 6/15/19(b)		2,145	2,177,175
11.25%, 3/31/16(a)		1,750	1,583,750
Freescale Semiconductor, Inc.
8.875%, 12/15/14(a)		1,510	1,549,637
9.25%, 4/15/18(b)		737	807,015
10.125%, 12/15/16		610	651,175
Interactive Data Corp. 10.25%, 8/01/18		2,300	2,599,000
Iron Mountain, Inc.
6.625%, 1/01/16		780	780,000
8.375%, 8/15/21		2,000	2,175,000
Lawson Software, Inc.
9.375%, 4/01/19(b)		2,190	2,190,000
10.00%, 4/01/19	EUR	793	1,057,624
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co. 10.50%, 4/15/18	U.S.$	1,490	1,661,350
NXP BV/NXP Funding LLC 3.322%, 10/15/13(c)		80	80,000
Sanmina-SCI Corp.
7.00%, 5/15/19(b)		700	714,000
8.125%, 3/01/16		2,144	2,200,280
Seagate HDD Cayman
6.875%, 5/01/20		1,193	1,269,054
7.00%, 11/01/21(b)		655	704,125
Sensata Technologies BV 6.50%, 5/15/19(b)		2,000	2,080,000
Serena Software, Inc. 10.375%, 3/15/16		470	485,863

26	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sophia LP / Sophia Finance, Inc. 9.75%, 1/15/19(b)	U.S.$	490	$523,075
SunGard Data Systems, Inc.
7.625%, 11/15/20		1,600	1,708,000
10.25%, 8/15/15		300	311,625
Syniverse Holdings, Inc. 9.125%, 1/15/19		813	896,333

			50,078,305

Transportation - Airlines – 0.6%
Air Canada 12.00%, 2/01/16(b)		1,300	1,150,500
Delta Air Lines, Inc. 9.50%, 9/15/14(b)		1,185	1,262,025
Northwest Airlines 2000-1 Class G Pass Through Trust 7.15%, 10/01/19		839	843,078
TAM Capital 3, Inc. 8.375%, 6/03/21(b)		2,505	2,636,513
UAL 2007-1 Pass Through Trust Series 071A 6.636%, 7/02/22		1,636	1,734,584

			7,626,700

Transportation - Railroads – 0.0%
Florida East Coast Railway Corp. 8.125%, 2/01/17		407	415,140

Transportation - Services – 0.8%
America West Airlines 1999-1 Pass Through Trust Series 991G 7.93%, 1/02/19		1,589	1,660,911
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
7.75%, 5/15/16		2,055	2,111,512
8.25%, 1/15/19(b)		625	651,563
EC Finance PLC 9.75%, 8/01/17(b)	EUR	113	149,201
Hapag-Lloyd AG 9.75%, 10/15/17(a)(b)	U.S.$	1,250	1,212,500
Hertz Corp. (The) 6.75%, 4/15/19		2,187	2,263,545
Oshkosh Corp. 8.50%, 3/01/20		341	371,264
Overseas Shipholding Group, Inc. 8.125%, 3/30/18(a)		1,200	906,000

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Swift Services Holdings, Inc. 10.00%, 11/15/18	U.S.$	1,067	$1,161,696

			10,488,192

			620,761,407

Financial Institutions – 4.0%
Banking – 1.1%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	2,295	2,318,587
HT1 Funding GmbH 6.352%, 6/30/17		1,550	1,355,073
LBG Capital No. 1 PLC 8.00%, 6/15/20(b)	U.S.$	4,650	3,997,600
Regions Bank/Birmingham AL 6.45%, 6/26/37		1,500	1,492,500
Regions Financing Trust II 6.625%, 5/15/47		700	665,000
Resona Preferred Global Securities Cayman Ltd. 7.191%, 7/30/15(b)		1,300	1,358,500
Royal Bank of Scotland Group PLC Series U 7.64%, 9/29/17		50	34,250
SNS Bank NV 11.25%, 11/27/19(b)	EUR	620	711,129
Societe Generale SA 6.999%, 12/19/17(a)		1,250	1,333,700
UT2 Funding PLC 5.321%, 6/30/16		1,293	1,519,262

			14,785,601

Brokerage – 0.3%
E*Trade Financial Corp. 6.75%, 6/01/16	U.S.$	1,778	1,818,005
Lehman Brothers Holdings, Inc. 6.875%, 5/02/18(d)		1,690	507,000
Nuveen Investments, Inc. 10.50%, 11/15/15		1,875	1,942,969

			4,267,974

Finance – 1.1%
AGFC Capital Trust I 6.00%, 1/15/67(b)		1,692	769,860
Air Lease Corp. 5.625%, 4/01/17(b)		861	857,771
Ally Financial, Inc.
6.75%, 12/01/14		1	989
8.00%, 11/01/31		662	729,855
Series 8 6.75%, 12/01/14		2,590	2,713,025

28	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CIT Group, Inc.
5.25%, 3/15/18	U.S.$	1,082	$1,103,640
7.00%, 5/04/15-5/02/17(b)		2,071	2,075,015
ILFC E-Capital Trust II 6.25%, 12/21/65(b)		2,000	1,465,000
International Lease Finance Corp. 6.375%, 3/25/13		1,250	1,284,375
iStar Financial, Inc. Series B 5.70%, 3/01/14		1,675	1,524,250
Residential Capital LLC 9.625%, 5/15/15		1,400	1,190,000

			13,713,780

Insurance – 0.7%
Genworth Financial, Inc. 6.15%, 11/15/66		2,500	1,687,500
Hartford Financial Services Group, Inc. 8.125%, 6/15/38(a)		1,021	1,089,918
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)		1,250	1,218,750
MBIA Insurance Corp. 14.00%, 1/15/33(b)		2,306	1,395,130
XL Group PLC Series E 6.50%, 4/15/17		4,000	3,370,000

			8,761,298

Other Finance – 0.6%
Harbinger Group, Inc. 10.625%, 11/15/15		1,420	1,464,375
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
8.00%, 1/15/18(b)		915	951,600
8.00%, 1/15/18		1,950	2,028,000
iPayment Holdings, Inc. 15.00%, 11/15/18		1,187	1,059,367
iPayment, Inc. 10.25%, 5/15/18		2,177	2,002,840

			7,506,182

REITS – 0.2%
DDR Corp. 7.875%, 9/01/20		1,800	2,128,779

			51,163,614

Utility – 3.1%
Electric – 2.0%
AES Corp. (The)
7.375%, 7/01/21(b)		700	773,500

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

7.75%, 3/01/14	U.S.$	1,060	$1,144,800
8.00%, 10/15/17		868	977,585
Calpine Corp.
7.25%, 10/15/17(b)		1,800	1,908,000
7.875%, 7/31/20-1/15/23(b)		1,875	2,033,437
Dynegy Holdings LLC
7.75%, 6/01/19(d)		549	360,968
8.375%, 5/01/16(d)		429	285,285
Edison Mission Energy
7.00%, 5/15/17		85	53,550
7.50%, 6/15/13(a)		2,218	1,818,760
7.75%, 6/15/16		958	661,020
EDP Finance BV
4.90%, 10/01/19(b)		148	120,309
6.00%, 2/02/18(b)		2,055	1,816,178
Energy Future Holdings Corp.
10.00%, 1/15/20(h)		798	865,830
10.875%, 11/01/17		392	334,180
Series Q 6.50%, 11/15/24		1,254	658,350
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, 12/01/20		1,020	1,111,800
GenOn Americas Generation LLC 8.50%, 10/01/21		1,270	1,117,600
GenOn Energy, Inc.
7.875%, 6/15/17		1,080	942,300
9.50%, 10/15/18		1,450	1,334,000
9.875%, 10/15/20		1,200	1,092,000
NRG Energy, Inc.
7.375%, 1/15/17(a)		1,705	1,773,200
7.875%, 5/15/21		797	765,120
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		2,405	2,405,000
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.
11.50%, 10/01/20(b)		626	408,465
Series A 10.25%, 11/01/15(a)		1,570	359,138

			25,120,375

Natural Gas – 1.1%
El Paso Corp. Series G 7.75%, 1/15/32		1,524	1,735,444

30	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Enterprise Products Operating LLC Series A 8.375%, 8/01/66	U.S.$	1,760	$1,918,400
Holly Energy Partners LP/Holly Energy Finance Corp. 6.50%, 3/01/20(b)		1,153	1,170,295
Inergy LP/Inergy Finance Corp. 6.875%, 8/01/21		2,500	2,406,250
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.50%, 8/15/21		2,750	2,921,875
Sabine Pass LNG LP 7.50%, 11/30/16		2,150	2,305,875
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.875%, 2/01/21		960	998,400

			13,456,539

			38,576,914

Total Corporates - Non-Investment Grades (cost $694,908,559)			710,501,935

CORPORATES - INVESTMENT GRADES – 11.3%
Financial Institutions – 5.9%
Banking – 2.2%
American Express Co. 6.80%, 9/01/66		2,550	2,601,000
Assured Guaranty Municipal Holdings, Inc. 6.40%, 12/15/66(b)		1,608	1,157,760
Banco Santander Chile 6.50%, 9/22/20(b)	CLP	1,488,500	2,971,090
Barclays Bank PLC 4.75%, 3/15/20	EUR	1,890	1,401,102
4.875%, 12/15/14		600	517,262
BBVA International Preferred SAU 4.952%, 9/20/16		1,650	1,452,399
5.919%, 4/18/17	U.S.$	1,265	967,725
Series F 9.10%, 10/21/14	GBP	550	774,158
Citigroup, Inc. 4.45%, 1/10/17	U.S.$	1,225	1,283,195
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 8.375%, 7/26/16		2,750	2,840,090

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Danske Bank A/S 5.914%, 6/16/14(a)(b)	U.S.$	1,150	$1,046,500
Morgan Stanley 10.09%, 5/03/17(b)	BRL	5,760	3,139,609
PNC Financial Services Group, Inc. 6.75%, 8/01/21	U.S.$	1,558	1,642,631
Royal Bank of Scotland PLC (The) Series 1 5.23%, 10/27/14(c)	AUD	1,500	1,355,265
UBS AG/Jersey 4.28%, 4/15/15	EUR	2,000	2,187,268
Wells Fargo & Co. Series K 7.98%, 3/15/18	U.S.$	2,000	2,177,500

			27,514,554

Brokerage – 0.2%
Charles Schwab Corp. (The) 7.00%, 2/01/22		1,220	1,299,190
GFI Group, Inc. 8.375%, 7/19/18		1,300	1,238,250

			2,537,440

Finance – 0.2%
HSBC Finance Capital Trust IX 5.911%, 11/30/35		1,905	1,787,195
SLM Corp. 7.25%, 1/25/22		615	642,567

			2,429,762

Insurance – 2.5%
Allstate Corp. (The) 6.125%, 5/15/37		1,300	1,275,625
American International Group, Inc. 6.82%, 11/15/37(b)		1,425	1,547,935
AON Corp. 8.205%, 1/01/27		690	799,098
Assured Guaranty US Holdings, Inc. Series A 6.40%, 12/15/66		1,550	1,170,250
Aviva PLC 4.729%, 11/28/14	EUR	3,000	3,294,506
Coventry Health Care, Inc. 5.95%, 3/15/17	U.S.$	2,000	2,262,276
Genworth Financial, Inc. 7.625%, 9/24/21		1,216	1,257,917
7.70%, 6/15/20		338	353,210
Lincoln National Corp. 6.05%, 4/20/67		1,858	1,732,585
8.75%, 7/01/19		604	764,587

32	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MetLife, Inc. 10.75%, 8/01/39	U.S.$	2,350	$3,225,375
Mitsui Sumitomo Insurance Co., Ltd. 7.00%, 3/15/72(b)		1,286	1,302,661
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		2,135	2,704,029
Pacific Life Insurance Co. 9.25%, 6/15/39(b)		475	615,188
QBE Capital Funding III Ltd. 7.25%, 5/24/41(b)		1,650	1,555,125
Suncorp Metway Insurance Ltd. Series 1 6.75%, 9/23/24	AUD	1,000	973,419
Swiss Re Capital I LP 6.854%, 5/25/16(b)	U.S.$	3,700	3,492,693
Transatlantic Holdings, Inc. 8.00%, 11/30/39		1,261	1,405,383
Vero Insurance Ltd. 6.15%, 9/07/25	AUD	990	937,535
ZFS Finance USA Trust V 6.50%, 5/09/37(b)	U.S.$	1,240	1,196,600

			31,865,997

Other Finance – 0.5%
Aviation Capital Group Corp. 6.75%, 4/06/21(b)		650	630,441
7.125%, 10/15/20(b)		2,489	2,513,769
IIRSA Norte Finance Ltd. 8.75%, 5/30/24(b)		2,629	3,066,270

			6,210,480

REITS – 0.3%
Entertainment Properties Trust 7.75%, 7/15/20		1,908	2,006,252
Senior Housing Properties Trust 6.75%, 12/15/21		1,350	1,432,176
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17		907	936,380

			4,374,808

			74,933,041

Industrial – 3.0%
Basic – 1.6%
ArcelorMittal 6.25%, 2/25/22		2,500	2,527,748
Basell Finance Co. BV 8.10%, 3/15/27(b)		1,240	1,438,400

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Braskem Finance Ltd. 7.00%, 5/07/20(a)(b)	U.S.$	1,800	$2,023,200
Georgia-Pacific LLC 8.875%, 5/15/31		366	493,750
GTL Trade Finance, Inc. 7.25%, 10/20/17(b)		1,338	1,534,686
Southern Copper Corp. 7.50%, 7/27/35(a)		3,300	3,868,966
Usiminas Commercial Ltd. 7.25%, 1/18/18(b)		2,428	2,705,520
Vale Overseas Ltd. 6.875%, 11/21/36		4,756	5,516,194

			20,108,464

Capital Goods – 0.1%
Owens Corning 7.00%, 12/01/36		1,340	1,427,978

Communications - Telecommunications – 0.2%
Alltel Corp. 7.875%, 7/01/32		160	228,712
Qwest Corp. 6.50%, 6/01/17		610	689,468
6.875%, 9/15/33		1,570	1,554,300

			2,472,480

Consumer Cyclical - Other – 0.2%
Sheraton Holding Corp. 7.375%, 11/15/15		2,000	2,300,000

Consumer Cyclical - Retailers – 0.1%
Macy’s Retail Holdings, Inc. 5.90%, 12/01/16		127	145,739
QVC, Inc. 7.50%, 10/01/19(b)		1,000	1,097,500

			1,243,239

Consumer Non-Cyclical – 0.0%
US Oncology, Inc. 9.125%, 8/15/17		1,200	24,000

Energy – 0.4%
Petrohawk Energy Corp. 7.25%, 8/15/18		2,650	3,030,938
Pride International, Inc. 6.875%, 8/15/20		416	507,297
Southwestern Energy Co. 7.50%, 2/01/18		1,000	1,204,854

			4,743,089

34	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.3%
Noble Group Ltd. 6.75%, 1/29/20(a)(b)	U.S.$	3,932	$3,873,020

Transportation - Airlines – 0.1%
Delta Air Lines 2007-1 Class A Pass Through Trust Series 071A 6.821%, 8/10/22		944	1,033,701

			37,225,971

Non Corporate Sectors – 2.1%
Agencies - Not Government Guaranteed – 2.1%
Gazprom OAO Via Gaz Capital SA 6.51%, 3/07/22(b)		11,426	12,454,340
9.25%, 4/23/19(a)(b)		6,400	7,904,000
VTB Bank OJSC Via VTB Capital SA 6.875%, 5/29/18(b)		6,315	6,654,431

			27,012,771

Utility – 0.3%
Electric – 0.3%
Dominion Resources, Inc./VA 7.50%, 6/30/66		758	795,900
Empresas Publicas de Medellin ESP 7.625%, 7/29/19(b)		1,199	1,431,007
Southern California Edison Co. Series E 6.25%, 2/01/22		1,200	1,225,476

			3,452,383

Total Corporates - Investment Grades (cost $127,574,929)			142,624,166

GOVERNMENTS - TREASURIES – 5.5%
Brazil – 1.8%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/14	BRL	9,146	5,037,917
Republic of Brazil 12.50%, 1/05/16-1/05/22		24,922	17,625,074

			22,662,991

Indonesia – 0.5%
Indonesia Recap Linked Note 10.00%, 7/18/17	IDR	47,971,000	6,360,984

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Portugal – 0.0%
Portugal Obrigacoes do Tesouro OT 4.35%, 10/16/17	EUR	510	$445,400

South Africa – 0.7%
South Africa Government Bond Series R204 8.00%, 12/21/18	ZAR	10,750	1,431,565
Series R207 7.25%, 1/15/20		60,872	7,685,551
Series R208 6.75%, 3/31/21		490	59,366

			9,176,482

United States – 2.5%
U.S. Treasury Bonds 3.125%, 2/15/42(a)(i)	U.S.$	32,200	30,866,727

Total Governments - Treasuries (cost $65,058,278)			69,512,584

EMERGING MARKETS - SOVEREIGNS – 5.4%
Argentina – 2.6%
Argentina Bonos 7.00%, 10/03/15(a)		19,339	18,155,578
7.82%, 12/31/33	EUR	4,975	4,147,287
Series NY 2.50%, 12/31/38(j)	U.S.$	3,480	1,252,800
8.28%, 12/31/33		1,888	1,397,171
Series X 7.00%, 4/17/17		8,950	7,621,174

			32,574,010

Dominican Republic – 0.7%
Dominican Republic International Bond 8.625%, 4/20/27(b)		8,385	8,804,250

El Salvador – 0.7%
El Salvador 7.375%, 12/01/19(b)		705	756,113
7.625%, 9/21/34(b)		762	831,468
7.65%, 6/15/35(b)		5,101	5,203,020
El Salvador Government International Bond 7.65%, 6/15/35(b)		1,895	1,932,900

			8,723,501

36	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ghana – 0.2%
Republic of Ghana 8.50%, 10/04/17(b)	U.S.$	2,983	$3,415,535

Serbia & Montenegro – 0.3%
Republic of Serbia 6.75%, 11/01/24(b)		967	958,737
7.25%, 9/28/21(b)		2,467	2,590,350

			3,549,087

Ukraine – 0.6%
Ukraine Government International Bond 6.58%, 11/21/16(a)(b)		2,953	2,539,580
7.65%, 6/11/13(b)		5,845	5,647,731

			8,187,311

United Arab Emirates – 0.3%
Emirate of Dubai Government International Bonds 7.75%, 10/05/20(a)(b)		3,310	3,649,275

Total Emerging Markets - Sovereigns (cost $53,779,101)			68,902,969

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.2%
Non-Agency Fixed Rate CMBS – 3.1%
Banc of America Large Loan, Inc. Series 2009-UB1, Class A4B 5.616%, 6/24/50(b)		3,500	3,460,174
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2007-5, Class AM 5.772%, 2/10/51		2,877	2,936,426
Bear Stearns Commercial Mortgage Securities Series 2007-PW18, Class AM 6.084%, 6/11/50		1,400	1,472,961
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class AJ 5.225%, 7/15/44		1,017	992,334
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class AM 5.509%, 9/15/39		5,900	5,740,039
CW Capital Cobalt Ltd. Series 2006-C1, Class AMP1 5.501%, 8/15/48(b)		479	452,884

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	37

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GE Capital Commercial Mortgage Corp. Series 2005-C4, Class AM 5.305%, 11/10/45	U.S.$	800	$828,967
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-CB19, Class AM 5.734%, 2/12/49		3,519	3,469,027
Series 2007-LD11, Class AM 5.816%, 6/15/49		5,105	4,652,273
Series 2007-LD12, Class AM 6.056%, 2/15/51		736	726,859
LB-UBS Commercial Mortgage Trust Series 2007-C3, Class AM 5.937%, 7/15/44		1,486	1,499,802
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class AJ 5.137%, 7/12/38		2,000	1,835,382
Morgan Stanley Capital I Series 2006-IQ12, Class AM 5.37%, 12/15/43		7,700	7,949,796
Wachovia Bank Commercial Mortgage Trust Series 2006-C23, Class AM 5.466%, 1/15/45		2,100	2,224,536
Series 2007-C34, Class AM 5.818%, 5/15/46		400	412,066
WFDB Commercial Mortgage Trust Series 2011-BXR, Class E 6.403%, 7/05/24(b)		943	974,112

			39,627,638

Non-Agency Floating Rate CMBS – 1.1%
Commercial Mortgage Pass Through Certificates Series 2007-FL14, Class C 0.542%, 6/15/22(b)(c)		412	376,373
GS Mortgage Securities Corp II 5.309%, 8/10/44(b)		3,152	3,149,440
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class AM 6.158%, 9/15/45		2,747	2,766,364
Lehman Brothers Series 2006-LLFA, Class E 0.532%, 9/15/21(b)(c)		532	462,739

38	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2006-LLFA, Class H 0.642%, 9/15/21(b)(c)	U.S.$	1,216	$936,458
Series 2006-LLFA, Class K 1.042%, 9/15/21(b)(c)		399	225,598
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class G 0.602%, 9/15/21(b)(c)		3,500	2,526,713
Series 2006-WL7A, Class H 0.642%, 9/15/21(b)(c)		1,279	833,803
Series 2007-WHL8, Class E 0.642%, 6/15/20(b)(c)		2,380	1,849,053
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.25%, 6/15/44(b)(h)		1,022	922,431

			14,048,972

Total Commercial Mortgage-Backed Securities (cost $47,112,113)			53,676,610

EMERGING MARKETS - CORPORATE BONDS – 4.1%
Industrial – 3.7%
Basic – 1.5%
Evraz Group SA 8.25%, 11/10/15(b)		1,398	1,495,860
9.50%, 4/24/18(b)		3,834	4,221,157
Novelis, Inc./GA 8.75%, 12/15/20		3,075	3,367,125
Severstal OAO Via Steel Capital SA 9.25%, 4/19/14(b)		2,480	2,700,100
Vedanta Resources PLC 8.75%, 1/15/14(a)(b)		4,404	4,525,110
Winsway Coking Coal Holding Ltd. 8.50%, 4/08/16(b)		2,530	2,024,000

			18,333,352

Communications - Media – 0.6%
Central European Media Enterprises Ltd. 11.625%, 9/15/16(b)	EUR	1,231	1,543,278
Columbus International, Inc. 11.50%, 11/20/14(b)	U.S.$	4,160	4,615,520
European Media Capital SA 10.00%, 2/01/15(k)		1,574	1,338,091

			7,496,889

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	39

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.1%
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 9.125%, 4/30/18(b)	U.S.$	1,500	$1,638,750

Consumer Cyclical - Other – 0.4%
Corp. GEO SAB de CV 8.875%, 3/27/22(a)(b)		734	750,515
Desarrolladora Homex SAB de CV 9.75%, 3/25/20(b)		3,177	3,361,825
Peermont Global Pty Ltd. 7.75%, 4/30/14(b)	EUR	1,000	1,186,993

			5,299,333

Consumer Cyclical - Retailers – 0.1%
Edcon Holdings Pty Ltd. 6.376%, 6/15/15(b)(c)		1,066	1,180,031

Consumer Non-Cyclical – 0.2%
Foodcorp Pty Ltd. 8.75%, 3/01/18(b)		827	1,091,940
Hypermarcas SA 6.50%, 4/20/21(b)	U.S.$	885	858,450

			1,950,390

Energy – 0.2%
Golden Close Maritime Corp., Ltd 11.00%, 12/09/15		1,300	1,397,592
MIE Holdings Corp. 9.75%, 5/12/16(b)		795	787,050

			2,184,642

Other Industrial – 0.4%
Marfrig Holding Europe BV 8.375%, 5/09/18(b)		2,536	2,307,760
Marfrig Overseas Ltd. 9.50%, 5/04/20(b)		1,771	1,621,882
New Reclamation Group Pty Ltd. (The) 8.125%, 2/01/13(b)	EUR	1,186	1,154,745

			5,084,387

Technology – 0.1%
MMI International Ltd. 8.00%, 3/01/17(b)	U.S.$	1,131	1,170,585
STATS ChipPAC Ltd. 7.50%, 8/12/15(b)		541	578,870

			1,749,455

40	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.1%
Inversiones Alsacia SA 8.00%, 8/18/18(b)	U.S.$	1,912	$1,845,994

			46,763,223

Financial Institutions – 0.3%
Banking – 0.2%
Bank CenterCredit 8.625%, 1/30/14(b)		1,654	1,670,540
Halyk Savings Bank of Kazakhstan JSC 7.25%, 1/28/21(b)		463	477,259

			2,147,799

Other Finance – 0.1%
AES El Salvador Trust 6.75%, 2/01/16(b)		1,970	1,989,700

			4,137,499

Utility – 0.1%
Electric – 0.1%
DTEK Finance BV 9.50%, 4/28/15(b)		473	449,350

Total Emerging Markets - Corporate Bonds (cost $50,828,767)			51,350,072

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.7%
Non-Agency Floating Rate – 2.4%
Bear Stearns Adjustable Rate Mortgage Trust Series 2007-2, Class 1A1 2.328%, 12/25/46(c)		1,476	898,912
Citigroup Mortgage Loan Trust Series 2006-AR3, Class 1A2A 5.652%, 6/25/36		3,337	2,934,391
Countrywide Alternative Loan Trust Series 2007-7T2, Class A3 0.842%, 4/25/37(c)		5,463	2,942,370
Countrywide Home Loan Mortgage Pass Through Trust Series 2007-13, Class A7 0.842%, 8/25/37(c)		2,494	1,913,066
Greenpoint Mortgage Funding Trust Series 2007-AR3, Class A1 0.462%, 6/25/37(c)		1,724	1,072,842

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	41

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Harborview Mortgage Loan Trust Series 2007-4, Class 2A1 0.462%, 7/19/47(c)	U.S.$	1,952	$1,310,098
Indymac Index Mortgage Loan Trust Series 2006-AR37, Class 2A1 5.294%, 2/25/37		1,148	786,520
Lehman XS Trust Series 2007-15N, Class 4A1 1.142%, 8/25/47(c)		1,076	649,279
Series 2007-4N, Class 3A2A 0.908%, 3/25/47(c)		2,923	1,795,254
Structured Adjustable Rate Mortgage Loan Trust Series 2005-18, Class 8A1 5.422%, 9/25/35		2,720	2,541,578
Series 2006-9, Class 4A1 5.834%, 10/25/36		1,681	1,199,954
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1 1.659%, 8/25/47(c)		4,373	2,543,162
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR11, Class 3A1A 1.079%, 9/25/46(c)		2,324	1,191,063
Series 2006-AR5, Class A1A 1.149%, 6/25/46(c)		1,058	727,342
Series 2007-HY3, Class 4A1 2.636%, 3/25/37		3,449	2,737,604
Series 2007-OA3, Class 2A1A
0.919%, 4/25/47(c)		1,245	819,219
Series 2007-OA5, Class 1A 0.909%, 6/25/47(c)		6,201	4,094,452

			30,157,106

Non-Agency Fixed Rate – 1.2%
Chaseflex Trust Series 2007-1, Class 1A3 6.50%, 2/25/37		1,333	858,791
Citimortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 3/25/37		2,946	2,060,256
Countrywide Alternative Loan Trust Series 2006-42, Class 1A6 6.00%, 1/25/47		1,622	967,316
Series 2006-J1, Class 1A10 5.50%, 2/25/36		4,083	2,807,143

42	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2006-J5, Class 1A1 6.50%, 9/25/36	U.S.$	2,145	$1,452,041
First Horizon Alternative Mortgage Pass Through Certificates Series 2006-FA1, Class 1A3 5.75%, 4/25/36		1,672	1,223,202
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-7, Class A3 6.081%, 9/25/36		2,435	1,396,658
Series 2006-7, Class A4 6.171%, 9/25/36		2,562	1,457,127
Series 2006-9, Class A4 5.986%, 10/25/36		2,737	1,605,019
Wells Fargo Alternative Loan Trust Series 2007-PA3, Class 3A1 6.25%, 7/25/37		3,212	2,156,757

			15,984,310

Non-Agency ARMs – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR1, Class 3A1 2.52%, 3/25/36(c)		1,953	1,229,974

Total Collateralized Mortgage Obligations (cost $49,794,202)			47,371,390

EMERGING MARKETS - TREASURIES – 3.3%
Colombia – 0.1%
Republic of Colombia 9.85%, 6/28/27	COP	1,927,000	1,532,488

Dominican Republic – 0.5%
Dominican Republic International Bond 16.00%, 7/10/20(b)	DOP	229,800	5,965,603

Egypt – 0.2%
Arab Republic of Egypt 8.75%, 7/18/12(b)	EGP	16,620	2,531,908

Hungary – 0.7%
Hungary Government Bond Series 14/C 5.50%, 2/12/14	HUF	970,820	4,202,069

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	43

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 15/A 8.00%, 2/12/15	HUF	464,360	$2,073,153
Series 16/C 5.50%, 2/12/16		697,550	2,846,017

			9,121,239

Indonesia – 0.3%
Indonesia Recap Linked Note 9.50%, 5/17/41	IDR	27,844,000	4,005,772

Philippines – 0.3%
Republic of Philippines 6.25%, 1/14/36	PHP	143,000	3,538,780

Russia – 0.3%
Russia – Recap Linked Note 7.50%, 3/15/18	RUB	93,062	3,182,854

Turkey – 0.9%
Turkey Government Bond Zero Coupon, 5/15/13	TRY	13,000	6,595,744
11.00%, 8/06/14		9,155	5,336,950

			11,932,694

Total Emerging Markets - Treasuries (cost $41,316,939)			41,811,338

BANK LOANS – 3.1%
Industrial – 2.7%
Basic – 0.2%
Ineos US Finance LLC 8.00%, 12/16/14(c)	U.S.$	21	21,892
NewPage Corporation 8.00%, 3/08/13(c)		2,000	2,021,660

			2,043,552

Capital Goods – 0.3%
Harbor Freight Tools USA, Inc./Central Purchasing, LLC 6.50%, 11/30/17(c)		3,250	3,270,985

Communications - Media – 0.3%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 2.49%, 7/03/14(c)		540	496,526
Charter Communications Operating, LLC 2.25%, 3/06/14(c)		27	26,567
7.25%, 3/06/14(c)		33	33,360

44	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Clear Channel Communications, Inc. 3.89%, 1/29/16(c)	U.S.$	161	$129,964
Univision Communications, Inc. 4.49%, 3/31/17(c)		2,323	2,153,007
WideOpenWest Finance , LLC 2.74%-4.75%, 6/30/14(c)		970	944,450

			3,783,874

Consumer Cyclical - Automotive – 0.4%
Allison Transmission, Inc. 2.75%, 8/07/14(c)		11	10,944
Federal-Mogul Corporation 2.18%, 12/29/14-12/28/15(c)		1,954	1,876,935
Schaeffler AG 2/14/17(l)		1,250	1,255,275
TI Group Automotive Systems, L.L.C. 6.75%, 3/14/18(c)		2,300	2,304,324

			5,447,478

Consumer Cyclical - Entertainment – 0.2%
ClubCorp Club Operations Inc. 6.00%, 11/30/16(c)		1,358	1,364,602
Las Vegas Sands, LLC 2.75%, 11/23/16(c)		554	534,475

			1,899,077

Consumer Cyclical - Other – 0.2%
Caesars Entertainment Operating Company, Inc. (fka Harrah’s Operating Company, Inc.) 3.24%, 1/28/15(c)		1,210	1,151,472
Harrah’s Las Vegas Propco, LLC 3.23%, 2/13/13(c)		1,500	1,189,170
Sabre Inc. 5.99%-6.03%, 9/29/17(c)		733	697,552

			3,038,194

Consumer Cyclical - Retailers – 0.1%
Burlington Coat Factory Warehouse Corporation 6.25%, 2/23/17(c)		479	481,484
Rite Aid Corporation 2.00%-2.01%, 6/04/14(c)		962	940,859

			1,422,343

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	45

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.2%
HCA Inc. 3.49%, 5/01/18(c)	U.S.$	398	$389,242
Immucor, Inc. 7.25%, 8/17/18(c)		1,990	2,009,900

			2,399,142

Energy – 0.1%
CITGO Petroleum Corporation 9.00%, 6/24/17(c)		1,228	1,252,688

Other Industrial – 0.1%
Gavilon Group LLC, The 6.00%, 12/06/16(c)		393	392,020
Kinetic Concepts, Inc. 7.00%, 5/04/18(c)		1,122	1,142,825

			1,534,845

Services – 0.1%
Advantage Sales & Marketing Inc. 5.25%, 12/18/17(c)		504	502,839
Aveta, Inc. 8.50%, 4/14/15(c)		265	263,922
Global Cash Access, Inc. 7.00%, 2/01/16(c)		338	337,334
ServiceMaster Co., (The) 2.75%, 7/24/14(c)		18	17,360
2.75%-2.99%, 7/24/14(c)		177	174,324

			1,295,779

Technology – 0.5%
Blackboard Inc. 11.50%, 4/04/19(c)		3,200	2,946,016
Eastman Kodak Company 8.50%, 7/26/13(c)		487	494,383
First Data Corporation 2.99%, 9/24/14(c)		1,315	1,265,833
Smart Modular Technologies (Global), Inc. 8.25%, 4/26/17(c)		1,891	1,654,188

			6,360,420

			33,748,377

Financial Institutions – 0.3%
Finance – 0.3%
Delos Aircraft, Inc. 7.00%, 3/05/16(c)		106	105,905
iStar Financial, Inc. 5.25%, 3/19/16(c)		2,250	2,213,437
7.00%, 6/30/14(c)		1,675	1,670,461

			3,989,803

46	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 0.1%
Electric – 0.1%
Texas Competitive Electric Holdings Company, LLC (TXU) 3.74%, 10/10/14(c)	U.S.$	1,632	$993,002

Total Bank Loans (cost $38,818,148)			38,731,182

QUASI-SOVEREIGNS – 2.9%
Quasi-Sovereign Bonds – 2.9%
Indonesia – 0.3%
Majapahit Holding BV 7.75%, 10/17/16(b)		2,165	2,505,987
7.875%, 6/29/37(b)		699	875,498
8.00%, 8/07/19(b)		330	399,300

			3,780,785

Kazakhstan – 0.8%
Intergas Finance BV 6.375%, 5/14/17(b)		3,640	3,972,150
KazMunayGas National Co. 6.375%, 4/09/21(b)		2,450	2,706,148
7.00%, 5/05/20(a)(b)		2,658	3,021,800
9.125%, 7/02/18(b)		250	311,480

			10,011,578

Russia – 1.4%
Russian Agricultural Bank OJSC Via RSHB Capital SA 6.299%, 5/15/17(b)		1,227	1,289,884
7.50%, 3/25/13	RUB	50,400	1,722,893
7.75%, 5/29/18(b)	U.S.$	11,600	13,108,000
8.70%, 3/17/16	RUB	50,700	1,767,725

			17,888,502

Trinidad & Tobago – 0.2%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75%, 8/14/19(b)	U.S.$	1,675	2,065,275

Ukraine – 0.2%
National JSC Naftogaz of Ukraine 9.50%, 9/30/14		2,542	2,443,498

Total Quasi-Sovereigns (cost $28,195,594)			36,189,638

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	47

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 1.9%
Brazil – 0.1%
Republic of Brazil 8.75%, 2/04/25	U.S.$	515	$780,225

Cote D’Ivoire – 0.8%
Ivory Coast Government International Bond 2.50%, 12/31/32(b)(d)(j)		16,167	10,165,001

Croatia – 0.6%
Republic of Croatia 6.625%, 7/14/20(b)		4,000	3,960,000
6.75%, 11/05/19(b)		3,350	3,333,250

			7,293,250

Lithuania – 0.3%
Lithuania Government International Bond 6.625%, 2/01/22(b)		1,885	2,082,925
Republic of Lithuania 7.375%, 2/11/20(b)		1,498	1,743,298

			3,826,223

Panama – 0.1%
Republic of Panama 6.70%, 1/26/36		3	3,900
9.375%, 4/01/29		1,000	1,600,000

			1,603,900

Total Governments - Sovereign Bonds (cost $21,250,924)			23,668,599

ASSET-BACKED SECURITIES – 1.1%
Home Equity Loans - Fixed Rate – 0.9%
Countrywide Asset-Backed Certificates Series 2005-7, Class AF5W 5.054%, 10/25/35		895	495,478
Series 2006-1, Class AF6 5.526%, 7/25/36		2,134	1,689,130
Series 2006-15, Class A6 5.826%, 10/25/46		1,757	1,241,727
CSAB Mortgage Backed Trust Series 2006-2, Class A6A 5.72%, 9/25/36		1,525	1,052,468

48	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GSAA Home Equity Trust Series 2005-12, Class AF5 5.659%, 9/25/35	U.S.$	1,800	$1,377,336
Series 2006-10, Class AF3 5.985%, 6/25/36		1,755	951,447
Lehman XS Trust Series 2006-17, Class WF32 5.55%, 11/25/36		2,500	2,054,877
Series 2007-6, Class 3A5 5.72%, 5/25/37		812	576,011
Morgan Stanley Mortgage Loan Trust Series 2006-15XS, Class A3 5.988%, 11/25/36		1,802	955,790
Series 2007-8XS, Class A2 6.00%, 4/25/37		1,765	1,176,092

			11,570,356

Home Equity Loans - Floating Rate – 0.2%
Countrywide Asset-Backed Certificates Series 2007-S2, Class A1 0.382%, 5/25/37(c)		162	159,180
Credit-Based Asset Servicing and Securitization LLC Series 2007-CB2, Class A2C 5.623%, 2/25/37(c)		3,400	1,491,446
GSAA Trust Series 2006-6, Class AF4 5.942%, 3/25/36(c)		1,456	781,696
Series 2006-6, Class AF5 5.942%, 3/25/36(c)		937	506,690

			2,939,012

Total Asset-Backed Securities (cost $15,628,899)			14,509,368

		Shares
PREFERRED STOCKS – 1.1%
Financial Institutions – 1.1%
Banking – 0.6%
Citigroup Capital XIII 7.875%(h)		49,625	1,349,800
US Bancorp 6.50%		100,000	2,719,000

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	49

Portfolio of Investments

		Shares	U.S. $ Value

Zions Bancorporation 9.50%		138,946	$3,622,322

			7,691,122

Finance – 0.4%
Ally Financial, Inc. 7.00%(b)		792	659,810
8.50%		52,000	1,129,388
Citigroup Capital XII 8.50%		99,000	2,534,400

			4,323,598

Insurance – 0.0%
XLIT Ltd. 3.687%(c)		600	428,625

REITS – 0.1%
Health Care REIT, Inc. 6.50%		39,075	981,916
Sovereign Real Estate Investment Trust 12.00%(b)		185	216,326

			1,198,242

			13,641,587

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal National Mortgage Association 8.25%		80,000	110,400

Total Preferred Stocks (cost $14,319,324)			13,751,987

		Principal Amount (000)
SUPRANATIONALS – 0.7%
Eurasian Development Bank 7.375%, 9/29/14(b)	U.S.$	1,690	1,842,100
European Investment Bank Zero Coupon, 4/24/13(b)	IDR	65,759,400	6,744,941

Total Supranationals (cost $8,639,598)			8,587,041

50	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS - REGIONAL BONDS – 0.6%
Argentina – 0.1%
Provincia de Cordoba 12.375%, 8/17/17(b)	U.S.$	2,341	$2,016,303

Colombia – 0.5%
Bogota Distrio Capital 9.75%, 7/26/28(b)	COP	7,758,000	5,942,203

Total Local Governments - Regional Bonds (cost $5,651,846)			7,958,506

INFLATION-LINKED SECURITIES – 0.4%
Uruguay – 0.4%
Republica Orient Uruguay 3.70%, 6/26/37	UYU	48,021	2,440,577
4.25%, 4/05/27		56,881	3,147,704

Total Inflation-Linked Securities (cost $4,538,352)			5,588,281

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.4%
United States – 0.4%
California GO 7.60%, 11/01/40	U.S.$	750	982,755
7.95%, 3/01/36		1,915	2,219,887
Illinois GO 7.35%, 7/01/35		1,915	2,241,699

Total Local Governments - Municipal Bonds (cost $4,610,294)			5,444,341

GOVERNMENTS - SOVEREIGN AGENCIES – 0.2%
Norway – 0.1%
Eksportfinans ASA 2.00%, 9/15/15		133	118,003
2.375%, 5/25/16		1,551	1,367,126

			1,485,129

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	51

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Spain – 0.1%
Instituto de Credito Oficial 4.53%, 3/17/16	CAD	1,300	$1,210,136

Total Governments - Sovereign Agencies (cost $2,630,504)			2,695,265

		Shares
COMMON STOCKS – 0.2%
Abitibibowater, Inc.(f)(g)(m)		5,000	– 0	–
American Media Operations, Inc.(f)(g)		19,908	99,540
American Media, Inc.(g)(k)		12,978	– 0	–
AOT Bedding Super Holdings, LLC(f)(g)		52	– 0	–
Fairpoint Communications, Inc.(m)		5,519	20,752
Gallery Capital SA(g)(n)		591	768,300
Greektown Superholdings, Inc.(f)(g)(m)		692	41,520
Keystone Automotive Operations, Inc.(f)(g)		106,736	1,280,836
Magnachip Semiconductor(f)(g)		450	5,400
Merisant Co.(f)(g)		999	– 0	–
Neenah Enterprises, Inc.(f)(g)(m)		58,200	378,300
U.S. Shipping Corp.(f)(g)		31,398	– 0	–

Total Common Stocks (cost $3,663,858)			2,594,648

		Contracts
OPTIONS PURCHASED - PUTS – 0.0%
Options on Forward Contracts – 0.0%
CNY/USD Expiration: Aug 2012, Exercise Price: CNY 7.00(m) (cost $257,368)		620,000,000	98

		Shares
WARRANTS – 0.0%
Alion Science And Technology Corp., expiring 11/01/14(g)(k)(m)		900	– 0	–
Fairpoint Communications, Inc., expiring 1/24/18(f)(g)(m)		9,408	– 0	–

52	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Shares	U.S. $ Value

Ipayment Holdings, Inc., expiring 11/15/18(m)		1,142	$	– 0	–
Magnachip Semiconductor, expiring 12/31/49(f)(g)(m)		18,000		– 0	–
Talon Equity Co. NV, expiring 11/24/15(f)(m)		1,059		– 0	–

Total Warrants (cost $0)				– 0	–

SHORT-TERM INVESTMENTS – 1.7%
Investment Companies – 1.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(o) (cost $19,117,921)		19,117,921		19,117,921

		Principal Amount (000)

Governments - Sovereign Bonds – 0.2%
Brazil – 0.2%
Brazil Recap Linked Note Zero Coupon, 3/01/13 (cost $2,559,928)	BRL	4,379		2,447,797

Total Short-Term Investments (cost $21,677,849)				21,565,718

Total Investments – 107.9% (cost $1,300,255,446)				1,367,035,736
Other assets less liabilities – (7.9)%				(99,831,560)

Net Assets – 100.0%				$1,267,204,176

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Capital Inc.: Indian Rupee settling 4/30/12	643,862	$12,468,278	$12,578,899	$110,621
Citibank: Turkish Lira settling 5/14/12	13,443	7,349,861	7,470,682	120,821

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	53

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston: South African Rand settling 5/14/12	25,794	$3,312,171	$3,342,290	$30,119
Deutsche Bank: Mexican Peso settling 4/27/12	176,662	13,743,092	13,776,200	33,108
Goldman Sachs: Brazilian Real settling 4/03/12(1)	34,760	19,076,675	19,041,666	(35,009)
Brazilian Real settling 4/03/12(1)	34,760	19,167,140	19,041,665	(125,475)
JPMorgan Chase Bank NA: Norwegian Krone settling 5/23/12	72,275	12,683,332	12,666,516	(16,816)
Standard Chartered Bank: Chinese Yuan Renminbi settling 4/20/12(1)	9,220	1,456,548	1,458,744	2,196
Chinese Yuan Renminbi settling 4/20/12(1)	108,397	17,211,405	17,150,211	(61,194)

Sale Contracts
Barclays Capital Inc.: Japanese Yen settling 5/11/12	952,687	11,433,387	11,514,075	(80,688)
Credit Suisse First Boston: Colombian Peso settling 4/27/12(1)	7,204,138	4,025,108	4,017,262	7,846
Goldman Sachs: Brazilian Real settling 4/03/12(1)	34,760	20,191,466	19,041,666	1,149,800
Brazilian Real settling 4/03/12(1)	34,760	19,076,675	19,041,666	35,009
Brazilian Real settling 5/03/12(1)	34,760	19,044,274	18,911,648	132,626
HSBC Securities Inc.: Canadian Dollar settling 4/03/12	4,075	4,123,741	4,085,168	38,573
Royal Bank of Scotland: Canadian Dollar settling 5/15/12	4,075	4,085,004	4,081,632	3,372
Euro settling 5/10/12	793	1,058,036	1,057,805	231
Standard Chartered Bank: Chinese Yuan Renminbi settling 4/20/12(1)	117,260	18,547,954	18,552,438	(4,484)
Great British Pound settling 5/10/12	6,083	9,706,669	9,727,302	(20,633)
Indonesian Rupiah settling 4/30/12	151,537,554	16,446,446	16,511,738	(65,292)
UBS Securities LLC: Australian Dollar settling 4/19/12	2,932	3,075,519	3,031,514	44,005
Hungarian Forint settling 5/14/12	1,817,773	8,093,201	8,186,470	(93,269)
Westpac Banking Corp.: Euro settling 5/10/12	70,536	94,088,542	94,089,893	(1,351)

				$1,204,116

(1)	Contract represents a non-deliverable forward where payment is received from or paid to a counterparty based on the net realized gain/loss on settlement date.

54	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services Inc.	130,000	2/17/17	1.07%	3 Month LIBOR	$1,051,124
Morgan Stanley Capital Services Inc.	96,000	2/17/19	3 Month LIBOR	1.54%	(1,310,748)
Morgan Stanley Capital Services Inc.	68,000	2/17/22	2.01%	3 Month LIBOR	1,546,827

					$1,287,203

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATES AND INDICES (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2012	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America NA:
Fiat SpA, 6.625% 2/15/13, 3/20/17*	(5.00)%	7.23%	EUR	1,100	$117,576	$(122,300)	$(4,724)
Barclays Bank PLC:
iTraxx Europe Crossover 5 Yr Index, 12/20/16*	(5.00)	5.76		19,130	682,678	(722,681)	(40,003)
Liz Claiborne, Inc., 5% 7/8/13, 12/20/13*	(5.00)	1.80		$440	(24,665)	(5,971)	(30,636)
The McClatchy Company, 5.75% 9/1/17, 12/20/13*	(5.00)	6.19		440	7,521	(11,196)	(3,675)
Citibank NA:
iTraxx Europe Crossover 5 Year Index, 12/20/16*	(5.00)	5.76	EUR	7,000	249,804	(438,630)	(188,826)
iTraxx Europe Crossover 5 Year Index, 12/20/16*	(5.00)	5.76		9,000	321,176	(559,887)	(238,711)
Goldman Sachs Bank USA:
CDX NAHY-11 5 Year Index, 12/20/13*	(0.00)	0.00		$2,255	1,851,831	(850,144)	1,001,687
JPMorgan Chase Bank NA:
Fiat SpA, 6.625% 2/15/13, 12/20/16*	(5.00)	7.38		1,200	99,376	(169,893)	(70,517)

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	55

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2012	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
MBIA, Inc., 6.625% 10/1/28, 12/20/13*	(5.00)%	9.31%		$890	$56,975	$(63,546)	$(6,571)
Morgan Stanley Capital Services Inc.:
iTraxx Europe Crossover 5 Year Index, 12/20/16*+	(5.00)	5.76	EUR	4,700	167,725	(292,386)	(124,661)
UBS AG:
Bausch & Lomb, Inc., 9.875% 11/1/15, 3/20/17	(5.00)	3.02		$2,500	(220,492)	205,691	(14,801)

Sale Contracts
Bank of America NA:
Boyd Gaming Corp., 6.75% 4/15/14, 3/20/16*	5.00	7.65		2,000	(161,398)	108,278	(53,120)
CDX NAHY-17 5 Year Index, 12/20/16*	5.00	5.50		11,155	(194,045)	346,526	152,481
Barclays Capital Bank PLC:
Alcatel-Lucent USA Inc., 6.5% 1/15/28, 6/20/16*	5.00	7.80		2,000	(177,505)	(92,133)	(269,638)
Amkor Technology, Inc., 9.25% 6/1/16, 6/20/16*	5.00	4.15		2,000	65,767	(62,626)	3,141
CDX NAHY-17 5 Year Index, 12/20/16*	5.00	5.50		17,945	(312,159)	1,518,632	1,206,473
CDX NAIG-15 5 Year Index, 12/20/15*	1.00	3.83		1,400	(137,193)	154,352	17,159
Community Health Systems, Inc., 8.875% 7/15/15, 6/20/16*	5.00	6.15		2,000	(75,279)	52,864	(22,415)
Freescale Semiconductor, Inc., 8.875% 12/15/14, 6/20/16*	5.00	6.49		1,420	(68,752)	32,834	(35,918)
NXP BV, 8.625% 10/15/15, 3/20/16*	5.00	4.60		1,350	20,802	(63,943)	(43,141)
Citibank NA:
CDX NAHY-17 5 Year Index, 12/20/16*	5.00	5.50		12,998	(226,105)	1,399,874	1,173,769
CDX NAHY-17 5 Year Index, 12/20/16*	5.00	5.50		6,305	(109,678)	199,703	90,025
Ford Motor Company, 6.5% 8/1/18, 6/20/16*	5.00	2.38		2,700	279,298	(209,954)	69,344

56	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2012	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Credit Suisse International:
CDX NAHY-15 5 Year Index, 12/20/15*	5.00%	6.39%		$3,100	$(356,026)	$254,770	$(101,256)
CDX NAHY-15 5 Year Index, 12/20/15*	5.00	6.39		3,500	(401,479)	285,613	(115,866)
MGM Resorts International, 5.875% 2/27/14, 3/20/16*	5.00	5.73		1,300	(28,980)	33,946	4,966
MGM Resorts International, 7.625% 1/15/17, 6/20/13*	5.00	2.82		2,000	55,965	(27,910)	28,055
Wind Acquisition Finance SA, 11% 12/1/15, 6/20/16*	5.00	9.21		3,300	(424,183)	(125,969)	(550,152)
Goldman Sachs Bank USA:
CDX NAHY-15 3 Year Index, 12/20/13*	5.00	23.18		11,780	(3,478,943)	1,874,000	(1,604,943)
CDX NAIG-15 5 Year Index, 12/20/15*	1.00	3.83		2,150	(210,630)	239,958	29,328
ConvaTec Healthcare E SA, 10.875% 12/15/18, 6/20/17*	5.00	10.09	EUR	1,440	(329,659)	302,642	(27,017)
Mediacom LLC, 9.125% 8/15/19, 3/20/16*	5.00	4.69		$2,750	33,209	93,678	126,887
Tenet Healthcare Corp., 6.875% 11/15/31, 9/20/16*	5.00	5.87		2,700	(79,528)	69,079	(10,449)
JPMorgan Chase Bank NA:
CDX NAHY-17 5 Year Index, 12/20/16*	5.00	5.50		10,670	(185,608)	331,459	145,851
CDX NAHY-17 5 Year Index, 12/20/16*	5.00	5.50		8,541	(148,571)	226,644	78,073

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	57

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2012	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received		Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services Inc:
AK Steel Holding Corporation, 7.625% 5/15/20, 3/20/16*	5.00%	7.05%	$1,350	$(85,588)	$(17,636)		$(103,224)
Boyd Gaming Corporation, 6.75% 4/15/14, 6/20/13*	5.00	3.87	1,350	20,511	(16,955)		3,557
CDX NAHY-17 5 Year Index, 12/20/16*	5.00	5.50	6,402	(111,365)	689,490		578,125
CDX NAHY-17 5 Year Index, 12/20/16*	5.00	5.50	16,194	(281,702)	439,731		158,029
RSHB Capital S.A., 7.175% 5/16/13, 11/20/13*	9.75	1.63	3,400	569,993	– 0	–	569,993

							$1,776,679

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Principal Amount (000’s)	Currency	Interest Rate		Maturity	U.S. $ Value at March 31, 2012
Barclays Capital Inc.	1,001	USD	(4.25	)%*	4/05/12	$1,000,777
Barclays Capital Inc.	1,215	USD	(3.50	)%*	4/17/12	1,208,976
Barclays Capital Inc.	1,296	USD	(3.00	)%*	4/05/12	1,294,164
Barclays Capital Inc.†	911	USD	(2.00	)%*	—	909,842
Barclays Capital Inc.	796	USD	(2.00	)%*	4/17/12	793,966
Barclays Capital Inc.†	272	USD	(2.00	)%*	—	271,734
Barclays Capital Inc.	1,419	EUR	(1.88	)%*	4/25/12	1,890,602
Barclays Capital Inc.	311	EUR	(1.88	)%*	4/25/12	414,145
Barclays Capital Inc.	1,089	USD	(1.75	)%*	4/17/12	1,088,206
Barclays Capital Inc.†	1,029	USD	(1.75	)%*	—	1,027,850
Barclays Capital Inc.	873	USD	(1.63	)%*	4/10/12	870,833
Barclays Capital Inc.†	2,275	USD	(1.50	)%*	—	2,273,389
Barclays Capital Inc.†	362	USD	(1.25	)%*	—	362,212
Barclays Capital Inc.	1,649	USD	(1.00	)%*	4/17/12	1,646,481
Barclays Capital Inc.†	702	USD	(1.00	)%*	—	701,941
Barclays Capital Inc.	1,962	USD	(0.88	)%*	4/24/12	1,961,809
Barclays Capital Inc.†	3,143	USD	(0.50	)%*	—	3,142,369
Barclays Capital Inc.	2,454	USD	(0.50	)%*	4/17/12	2,451,143
Barclays Capital Inc.†	1,502	EUR	(0.50	)%*	—	2,001,521
Barclays Capital Inc.	1,242	USD	(0.50	)%*	4/30/12	1,241,557
Barclays Capital Inc.†	660	USD	(0.30	)%*	—	659,983
Barclays Capital Inc.	2,634	USD	(0.25	)%*	4/30/12	2,633,643
Barclays Capital Inc.†	1,067	USD	(0.25	)%*	—	1,066,926
Barclays Capital Inc.	1,023	USD	(0.25	)%*	4/30/12	1,022,280
Barclays Capital Inc.†	3,996	USD	0.00%		—	3,995,787

58	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

Broker	Principal Amount (000’s)	Currency	Interest Rate		Maturity	U.S. $ Value at March 31, 2012
Barclays Capital Inc.†	743	USD	0.25%		—	$742,515
HSBC	30,320	USD	0.23%		4/16/12	30,322,518
ING Bank Amsterdam	2,378	USD	(3.50	)%*	4/25/12	2,373,209
ING Bank Amsterdam	503	USD	(3.50	)%*	4/04/12	502,402
ING Bank Amsterdam	743	USD	(3.25	)%*	4/05/12	739,221
ING Bank Amsterdam†	698	USD	(2.75	)%*	—	696,917
ING Bank Amsterdam	409	USD	(2.75	)%*	4/03/12	409,275
ING Bank Amsterdam†	307	USD	(2.75	)%*	—	306,933
ING Bank Amsterdam†	307	USD	(2.75	)%*	—	307,008
ING Bank Amsterdam	959	USD	(1.50	)%*	4/27/12	957,891
ING Bank Amsterdam	1,571	USD	(1.38	)%*	4/27/12	1,569,854
ING Bank Amsterdam	1,426	USD	(1.00	)%*	4/27/12	1,424,982
ING Bank Amsterdam	1,090	USD	(1.00	)%*	4/05/12	1,089,909
ING Bank Amsterdam	99	USD	(1.00	)%*	4/11/12	98,371
ING Bank Amsterdam	1,511	USD	(0.88	)%*	4/11/12	1,511,140
ING Bank Amsterdam	327	USD	(0.88	)%*	4/27/12	327,325
ING Bank Amsterdam†	263	USD	(0.88	)%*	—	262,555
ING Bank Amsterdam†	1,913	USD	(0.75	)%*	—	1,912,420
ING Bank Amsterdam	1,398	USD	(0.75	)%*	4/25/12	1,397,413
ING Bank Amsterdam	1,157	USD	(0.75	)%*	4/03/12	1,156,680
ING Bank Amsterdam	892	USD	(0.75	)%*	4/26/12	891,718
ING Bank Amsterdam	313	USD	(0.75	)%*	4/02/12	312,688
ING Bank Amsterdam	311	USD	(0.75	)%*	4/03/12	311,324
ING Bank Amsterdam†	1,787	USD	(0.50	)%*	—	1,786,877
ING Bank Amsterdam	262	USD	(0.50	)%*	4/11/12	261,516
ING Bank Amsterdam†	182	USD	(0.50	)%*	—	182,180
ING Bank Amsterdam†	3,023	USD	(0.38	)%*	—	3,022,963
ING Bank Amsterdam	251	USD	(0.38	)%*	4/11/12	250,792
ING Bank Amsterdam†	695	USD	(0.25	)%*	—	695,264
ING Bank Amsterdam	592	USD	(0.25	)%*	4/03/12	592,322
ING Bank Amsterdam	571	USD	0.00%		4/05/12	571,401
ING Bank Amsterdam	14,197	USD	0.15%		4/10/12	14,201,029
JPMorgan Chase Bank NA†	4,420	USD	(0.13	)%*	—	4,419,969
JPMorgan Chase Bank NA	2,953	USD	(0.13	)%*	4/16/12	2,953,105
JPMorgan Chase Bank NA	575	USD	(0.13	)%*	4/11/12	574,996
Nomura International	448	USD	(0.25	)%*	4/10/12	447,938
Nomura International	2,052	USD	(0.13	)%*	4/03/12	2,051,986
Nomura International†	1,443	USD	(0.10	)%*	—	1,442,840
Nomura International	1,101	USD	0.00%		4/04/12	1,101,000
Nomura International	908	EUR	0.00%		4/11/12	1,210,333
Nomura International	557	USD	0.00%		4/27/12	556,500
Nomura International	472	USD	0.00%		4/04/12	471,875

						$122,351,290

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on March 31, 2012.

*	Interest payment due from counterparty.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	59

Portfolio of Investments

UNFUNDED LOAN COMMITMENTS (see Note C)

As of March 31, 2012, the Fund had the following unfunded loan commitments of $6,300,000, which may be drawn at the option of the borrowers:

Borrower	Unfunded Loan Commitments	Cost		Value
General Motors Holding, LLC Revolver LIBOR + 2.75%, 10/27/15	$3,500,000	$–0	–	$(357,490)
SandRidge Energy LIBOR, 4/15/12	2,800,000	– 0	–	– 0	–

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $122,536,251.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the aggregate market value of these securities amounted to $465,325,574 or 36.7% of net assets.

(c)	Floating Rate Security. Stated interest rate was in effect at March 31, 2012.

(d)	Security is in default and is non-income producing.

(e)	Pay-In-Kind Payments (PIK).

(f)	Illiquid security.

(g)	Fair valued.

(h)	Variable rate coupon, rate shown as of March 31, 2012.

(i)	Position, or a position thereof, has been segregated to collateralize OTC derivatives outstanding. The market value of the collateral amounted to $101,611.

(j)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2012.

(k)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.11% of net assets as of March 31, 2012, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost			Market Value			Percentage of Net Assets
Alion Science And Technology Corp.	6/20/10	$	– 0	–	$	– 0	–	0.00%
American Media, Inc.	3/04/09		287,500			– 0	–	0.00
European Media Capital SA 10.00%, 2/01/15	8/18/10		1,435,027			1,219,773		0.10
European Media Capital SA 10.00%, 2/01/15	8/18/10		139,198			118,318		0.01

(l)	This position or a portion of this position represents an unsettled loan purchase. At March 31, 2012, the market value and unrealized gain of these unsettled loan purchases amounted to $1,255,275 and $29,766, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(m)	Non-income producing security.

(n)	Restricted and illiquid security.

(o)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

60	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

DOP – Dominican Peso

EGP – Egyptian Pound

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

PHP – Philippine Peso

RUB – Russian Ruble

TRY – Turkish Lira

UYU – Uruguayan Peso

ZAR – South African Rand

Glossary:

ARMs – Adjustable Rate Mortgages

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

GO – General Obligation

MBIA – MBIA Insurance Corporation

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	61

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2012

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,281,137,525)	$1,347,917,815
Affiliated issuers (cost $19,117,921)	19,117,921
Cash	1,407,857
Cash collateral held at broker	4,728,000	(a)
Foreign currencies, at value (cost $173,887)	174,417
Dividends and interest receivable	27,036,620
Unrealized appreciation of credit default swap contracts	5,436,943
Upfront premiums paid on credit default swap contracts	3,853,760
Receivable for investment securities sold	4,118,489
Unrealized appreciation of interest rate swap contracts	2,597,951
Unrealized appreciation of forward currency exchange contracts	1,708,327

Total assets	1,418,098,100

Liabilities
Payable for reverse repurchase agreements	122,351,290
Payable for investment securities purchased	12,459,960
Upfront premiums received on credit default swap contracts	8,859,764
Unrealized depreciation of credit default swap contracts	3,660,264
Unrealized depreciation of interest rate swap contracts	1,310,748
Advisory fee payable	1,121,261
Unrealized depreciation of forward currency exchange contracts	504,211
Unfunded loan commitments, at value	357,490
Administrative fee payable	18,534
Accrued expenses and other liabilities	250,402

Total liabilities	150,893,924

Net Assets	$1,267,204,176

Composition of Net Assets
Capital stock, at par	$855,553
Additional paid-in capital	1,185,558,476
Undistributed net investment income	13,278,096
Accumulated net realized loss on investment and foreign currency transactions	(3,419,317)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	70,931,368

	$1,267,204,176

Net Asset Value Per Share—100 million shares of capital stock authorized, $0.01 par value (based on 85,555,311 shares outstanding)	$14.81

(a)	Amount represents initial margin deposits and collateral for interest rate and credit default swap contracts outstanding at March 31, 2012.

See notes to financial statements.

62	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

Investment Income
Interest (net of foreign taxes withheld of $42,140)	$116,153,972
Dividends
Unaffiliated issuers	990,326
Affiliated issuers	18,595
Other fee income	206,497	$117,369,390

Expenses
Advisory fee (see Note B)	11,342,708
Custodian	237,590
Printing	130,190
Audit	76,308
Registration fees	75,323
Administrative	70,092
Directors’ fees	51,107
Transfer agency	46,634
Legal	24,338
Miscellaneous	36,210

Total expenses before interest expense	12,090,500
Interest expense	315,026

Total expenses		12,405,526

Net investment income		104,963,864

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		6,925,893
Swap contracts		6,163,477
Foreign currency transactions		5,936,161
Net change in unrealized appreciation/depreciation of:
Investments		(56,014,134)
Swap contracts		865,983
Unfunded loan commitments		(68,740)
Foreign currency denominated assets and liabilities		3,969,596

Net loss on investment and foreign currency transactions		(32,221,764)

Contributions from Adviser (see Note B)		31,974

Net Increase in Net Assets from Operations		$72,774,074

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	63

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012		Year Ended March 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$104,963,864		$110,896,303
Net realized gain on investment and foreign currency transactions	19,025,531		75,088,513
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(51,247,295)		1,818,708
Contributions from Adviser (see Note B)	31,974		179,099

Net increase in net assets from operations	72,774,074		187,982,623
Dividends to Shareholders from
Net investment income	(129,739,296)		(102,203,133)
Capital Stock Transactions
Sale of Capital Stock	– 0	–	76,982
Reinvestment of Dividends	5,517,206		– 0	–

Total increase (decrease)	(51,448,016)		85,856,472
Net Assets
Beginning of period	1,318,652,192		1,232,795,720

End of period (including undistributed net investment income of $13,278,096 and $25,656,175, respectively)	$1,267,204,176		$1,318,652,192

See notes to financial statements.

64	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2012

NOTE A

Significant Accounting Policies

AllianceBernstein Global High Income Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	65

Notes to Financial Statements

recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

66	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2012:

Investments in Securities	Level 1			Level 2		Level 3		Total
Corporates – Non-Investment Grades	$	– 0	–	$703,516,582		$6,985,353		$710,501,935
Corporates – Investment Grades		– 0	–	138,321,676		4,302,490		142,624,166
Governments – Treasuries		– 0	–	69,512,584		– 0	–	69,512,584
Emerging Markets – Sovereigns		– 0	–	65,253,694		3,649,275		68,902,969
Commercial Mortgage-Backed Securities		– 0	–	2,224,536		51,452,074		53,676,610
Emerging Markets – Corporate Bonds		– 0	–	48,614,389		2,735,683		51,350,072
Collateralized Mortgage Obligations		– 0	–	– 0	–	47,371,390		47,371,390
Emerging Markets – Treasuries		– 0	–	32,662,881		9,148,457		41,811,338
Bank Loans		– 0	–	– 0	–	38,731,182		38,731,182
Quasi-Sovereigns		– 0	–	36,189,638		– 0	–	36,189,638
Governments – Sovereign Bonds		– 0	–	13,503,598		10,165,001		23,668,599
Asset-Backed Securities		– 0	–	– 0	–	14,509,368		14,509,368
Preferred Stocks		12,336,826		1,415,161		– 0	–	13,751,987
Supranationals		– 0	–	1,842,100		6,744,941		8,587,041
Local Governments – Regional Bonds		– 0	–	7,958,506		– 0	–	7,958,506
Inflation-Linked Securities		– 0	–	5,588,281		– 0	–	5,588,281
Local Governments – Municipal Bonds		– 0	–	5,444,341		– 0	–	5,444,341
Governments – Sovereign Agencies		– 0	–	2,695,265		– 0	–	2,695,265
Common Stocks		20,752		– 0	–	2,573,896		2,594,648
Options Purchased – Puts		– 0	–	– 0	–	98		98
Warrants		– 0	–	– 0	–	– 0	–	– 0	–
Short-Term Investments		19,117,921		– 0	–	2,447,797		21,565,718

Total Investments in Securities		31,475,499		1,134,743,232		200,817,005		1,367,035,736
Other Financial Instruments*:
Assets
Credit Default Swaps		– 0	–	4,388,769		1,048,174		5,436,943
Interest Rate Swaps		– 0	–	2,597,951		– 0	–	2,597,951
Forward Currency Exchange Contracts		– 0	–	1,708,327		– 0	–	1,708,327
Liabilities
Credit Default Swaps		– 0	–	(1,838,199)		(1,822,065)		(3,660,264)
Interest Rate Swaps		– 0	–	(1,310,748)		– 0	–	(1,310,748)
Forward Currency Exchange Contracts		– 0	–	(504,211)		– 0	–	(504,211)
Unfunded Loan Commitments		– 0	–	– 0	–	(357,490)		(357,490)

Total		$31,475,499		$1,139,785,121		$199,685,624		$1,370,946,244

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	67

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Corporates - Non-Investment Grades		Corporates - Investment Grades		Emerging Markets - Sovereigns		Commercial Mortgage- Backed Securities
Balance as of 3/31/11	$9,856,900		$ – 0	–	$1,917,237		$40,257,752
Accrued discounts/ (premiums)	122,058		42,786		46,187		385,334
Realized gain (loss)	(157,281)		– 0	–	(140,633)		1,558,692
Change in unrealized appreciation/depreciation	(122,624)		(57,846)		211,220		(343,591)
Purchases	4,282,249		– 0	–	3,347,143		19,811,382
Sales	(2,894,121)		– 0	–	(1,731,879)		(11,858,640)
Reclassification	(1,101,958)		– 0	–	– 0	–	– 0	–
Transfers into Level 3	2,749,072		4,317,550		– 0	–	1,641,145
Transfers out of Level 3	(5,748,942)		– 0	–	– 0	–	– 0	–

Balance as of 3/31/12	$6,985,353		$4,302,490		$3,649,275		$51,452,074

Net change in unrealized appreciation/depreciation from investments held as of 3/31/12	$(132,158)		$(57,846)		$304,658		$913,896

	Emerging Markets - Corporate Bonds		Collateralized Mortgage Obligations		Emerging Markets - Treasuries		Bank Loans
Balance as of 3/31/11	$ – 0	–	$38,999,814		$6,416,198		$33,631,807
Accrued discounts/ (premiums)	(649,047)		796,654		(17,277)		483,462
Realized gain (loss)	– 0	–	2,188,434		– 0	–	(510,317)
Change in unrealized appreciation/depreciation	901,098		(3,338,578)		(313,915)		(853,648)
Purchases	409,000		19,411,691		3,063,451		20,730,616
Sales	– 0	–	(10,686,625)		– 0	–	(14,750,738)
Reclassification	1,101,958		– 0	–	– 0	–	– 0	–
Transfers into Level 3	972,674		– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–	– 0	–

Balance as of 3/31/12	$2,735,683		$47,371,390		$9,148,457		$38,731,182

Net change in unrealized appreciation/depreciation from investments held as of 3/31/12	$901,098		$(2,168,777)		$(313,915)		$(510,709)

68	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

	Governments - Sovereign Bonds			Asset- Backed Securities			Supranationals		Common Stocks
Balance as of 3/31/11	$	– 0	–		$16,842,715		$6,542,333			$1,983,469
Accrued discounts/ (premiums)		– 0	–		256,940		346,399			– 0	–
Realized gain (loss)		– 0	–		386,913		– 0	–		464,947
Change in unrealized appreciation/depreciation		1,533,362			(1,428,391)		(143,791)			608,297
Purchases		5,655,599			– 0	–	– 0	–		3,308
Sales		– 0	–		(1,548,809)		– 0	–		(486,125)
Reclassification		– 0	–		– 0	–	– 0	–		– 0	–
Transfers into Level 3		2,976,040			– 0	–	– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–	– 0	–		– 0	–

Balance as of 3/31/12		$10,165,001			$14,509,368		$6,744,941			$2,573,896

Net change in unrealized appreciation/depreciation from investments held as of 3/31/12		1,533,362			$(1,233,372)		$(143,791)			$587,119

	Options Purchased - Puts			Warrants			Short-term Investments		Options Purchased - Calls
Balance as of 3/31/11	$	– 0	–	$	– 0	–	$ – 0	–		$1
Accrued discounts/ (premiums)		– 0	–		– 0	–	(201)			– 0	–
Realized gain (loss)		– 0	–		– 0	–	– 0	–		(97,200)
Change in unrealized appreciation/depreciation		(257,270)			– 0	–	(112,131)			97,199
Purchases		257,368			– 0	–	2,560,129			– 0	–
Sales		– 0	–		– 0	–	– 0	–		– 0	–
Reclassification		– 0	–		– 0	–	– 0	–		– 0	–
Transfers into Level 3		– 0	–		– 0	–	– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–	– 0	–		– 0	–

Balance as of 3/31/12		$98		$	– 0	–	$2,447,797		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 3/31/12		$(257,270)		$	– 0	–	$(112,131)		$	– 0	–

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	69

Notes to Financial Statements

	Credit Default Swaps			Unfunded Loan Commitments			Total
Balance as of 3/31/11	$	– 0	–	$	– 0	–	$156,448,226
Accrued discounts/ (premiums)		– 0	–		– 0	–	1,813,295
Realized gain (loss)		(247,127)			– 0	–	3,446,428
Change in unrealized appreciation/depreciation		(1,041,488)			(68,740)		(4,730,837)
Purchases		– 0	–		(288,750)		79,243,186
Sales		– 0	–		– 0	–	(43,956,937)
Settlements		247,127			– 0	–	247,127
Reclassification		– 0	–		– 0	–	– 0	–
Transfers into Level 3		267,597			– 0	–	12,924,078
Transfers out of Level 3		– 0	–		– 0	–	(5,748,942)

Balance as of 3/31/12		$(773,891)			$(357,490)		$199,685,624

Net change in unrealized appreciation/depreciation from investments held as of 3/31/12		$(1,216,328)			$(68,740)		$(1,974,904	)**

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders.

70	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .90% of the Fund’s average weekly net assets. Such fee is accrued daily and paid monthly.

For the years ended March 31, 2012 and March 31, 2011, the Adviser reimbursed the Fund $31,974 and $179,099, respectively, for trading losses incurred due to trade entry errors.

Pursuant to the amended administration agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser, provided, however, that the reimbursement may not exceed .15% annualized of average weekly net assets. For the year ended March 31, 2012, such fee amounted to $70,092, representing .01% annualized of the Fund’s average weekly net assets.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	71

Notes to Financial Statements

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended March 31, 2012, there was $65 reimbursement paid to ABIS.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.- Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended March 31, 2012, is as follows:

Market Value March 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value March 31, 2012 (000)	Dividend Income (000)
$ 11,018	$429,629	$421,529	$19,118	$19

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended March 31, 2012 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$317,305,381	$421,734,222
U.S. government securities	32,431,438	3,804,848

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts and swap contracts) are as follows:

Cost	$1,300,255,523

Gross unrealized appreciation	$107,295,659
Gross unrealized depreciation	(40,515,446)

Net unrealized appreciation	$66,780,213

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

72	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

During the year ended March 31, 2012, the Fund held foreign currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	73

Notes to Financial Statements

value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund’s selling or buying a security or currency at a price different from the current market value. For the year ended March 31, 2012, the Fund had no transactions in written options.

During the year ended March 31, 2011, the Fund held purchased options for non-hedging purposes.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended March 31, 2012, the Fund held swaptions for hedging purposes.

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

74	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended March 31, 2012, the Fund held interest rate swap contracts for hedging purposes.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	75

Notes to Financial Statements

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

During the year ended March 31, 2012, the Fund held credit default swap contracts for hedging and non-hedging purposes.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the

76	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

At March 31, 2012, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $145,680,245 with net unrealized appreciation of $4,435,256 and net unrealized depreciation of $2,937,139 and terms ranging from 1 to 5 years, as reflected in the portfolio of investments.

In certain circumstances, Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty. As of March 31, 2012, the Fund did not have Buy Contracts outstanding for the same referenced obligation with the same counterparty for its Sale Contracts outstanding.

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of March 31, 2012, the Fund had OTC derivatives in liability positions with net asset contingent features in the amount of $3,026,531. The fair value of assets pledged as collateral by the Fund for such derivatives was $3,661,611 at March 31, 2012. If a trigger event had occurred at March 31, 2012, for those derivatives in a net liability position, no additional amounts would be required to be posted by the Fund since the aggregate fair value of the required collateral posted exceeded the settlement amounts of open derivative contracts.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	77

Notes to Financial Statements

At March 31, 2012 the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation of interest rate swap contracts	$2,597,951	Unrealized depreciation of interest rate swap contracts	$1,310,748

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	1,708,327	Unrealized depreciation of forward currency exchange contracts	504,211

Foreign exchange contracts	Investments in securities, at value	98

Credit contracts	Unrealized appreciation of credit default swap contracts	5,436,943	Unrealized depreciation of credit default swap contracts	3,660,264

Total		$9,743,319		$5,475,223

The effect of derivative instruments on the statement of operations for the year ended March 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$2,256,979	$769,969

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(239,432)	204,887

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	134,637	3,753,076

78	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(232,943)	$(257,270)

Credit contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	3,906,498	96,014

Total		$5,825,739	$4,566,676

For the year ended March 31, 2012, the average monthly notional amount of credit default swap contracts was $118,413,788, the average monthly notional amount of interest rate swap contracts was $506,852,909 and the average monthly principal amount of forward currency exchange contracts was $391,123,435. For eight months of the year, the average monthly cost of purchased options on forward contracts was $344,721. For three months of the year, the average monthly cost of interest rate swaption contracts was $310,548.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended March 31, 2012, the average amount of reverse repurchase agreements outstanding was $115,607,834 and the daily

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	79

Notes to Financial Statements

weighted average interest rate was (0.18)%. During the period, the Fund received net interest payments from counterparties.

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of March 31, 2012, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower pursuant to the respective loan agreement. The unrealized depreciation on such loans was $68,740.

Borrower	Unfunded Loan Commitments	Funded
General Motors Holdings, LLC, LIBOR + 2.75%, 10/27/15	$3,500,000	$	– 0	–
Sandridge Energy, LIBOR, 4/15/12	2,800,000		– 0	–

At March 31, 2012, the Fund had no bridge loan commitments outstanding; however, the Fund received commitment fees or additional funding fees during the period in the amount of $206,497. Additionally, the Fund received $288,750 as an upfront payment for the trading discount in assuming the General Motors Holdings loan.

80	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

NOTE D

Capital Stock

During the year ended March 31, 2012, the Fund issued 383,479 shares in connection with the Fund’s dividend reinvestment plan. During the year ended March 31, 2011, residual shares of capital stock held by the Fund were sold in the amount of $76,982.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Foreign investment risk may be particularly high to the extent the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	81

Notes to Financial Statements

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Leverage Risk—The Fund may utilize leverage through borrowings or the investment techniques of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls are speculative techniques and the proceeds from these transactions may be used, similar to borrowings by the Fund, for investment purposes.

Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining. The risks of leverage also include potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by the favorable or adverse changes in portfolio security values or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may result in a form of leverage.

82	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended March 31, 2012 and March 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$129,739,296	$102,203,133

Total taxable distributions	129,739,296	102,203,133

Total distributions paid	$129,739,296	$102,203,133

As of March 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$21,585,106
Accumulated capital and other losses	(8,213,143	)(a)
Unrealized appreciation/(depreciation)	68,092,469	(b)

Total accumulated earnings/(deficit)	$81,464,432	(c)

(a)

On March 31, 2012, the Fund had a net capital loss carryforward of $720,063. During the fiscal year, the Fund utilized $9,448,121 of capital loss carryforwards to offset current year net realized gains. As of March 31, 2012, the cumulative deferred loss on straddles was $4,793,873. At March 31, 2012, the Fund had a post-October short-term capital loss deferral of $711,807 and a post-October long-term capital loss deferral of $1,987,400 which are deemed to arise on April 1, 2012.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of interest on defaulted securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of March 31, 2012, the Fund had a net capital loss carryforward of $720,063 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$ 720,063	n/a	2018

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income, foreign currency reclassifications, paydown gain/loss

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	83

Notes to Financial Statements

reclassifications, and the tax treatment of contributions from the Adviser resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized gain on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE G

Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and, as a result, certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this ASU and its impact on the financial statements has not been determined.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and IFRS. The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

84	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Year Ended March 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 15.48	$ 14.47	$ 9.58	$ 13.81	$ 15.19

Income From Investment Operations
Net investment income(a)	1.23	1.30	1.19	1.06	1.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.38)	.91	4.84	(3.76)	(.77)
Contributions from Adviser	.00	(b)	.00	(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.85	2.21	6.03	(2.70)	.30

Less: Dividends and Distributions
Dividends from net investment income	(1.52)	(1.20)	(1.14)	(1.10)	(1.13)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(.43)	(.55)

Total dividends and distributions	(1.52)	(1.20)	(1.14)	(1.53)	(1.68)

Net asset value, end of period	$ 14.81	$ 15.48	$ 14.47	$ 9.58	$ 13.81

Market value, end of period	$ 15.02	$ 14.90	$ 14.23	$ 8.29	$ 13.10

Premium/(Discount), end of period	1.42%	(3.75)%	(1.66)%	(13.47)%	(5.14)%
Total Return
Total investment return based on:(c)
Market value	11.88%	13 .83	%*	88.70%	(25.76)%	7.09%
Net asset value	6.18%	16 .30	%*	66.05%	(18.61)%	2.94%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,267,204	$1,318,652	$1,232,796	$731,003	$1,054,559
Ratio to average net assets of:
Expenses	.98%	1.01%	1.09%	1.07%	1.53%
Expenses, excluding interest expense	.96%	.97%	1.01%	1.01%	1.00%
Expenses, excluding interest and TALF administration fee	.96%	.97%	1.00%	1.07%	1.53%
Net investment income	8.33%	8.76%	9.44%	9.10%	7.34%
Portfolio turnover rate	26%	52%	38%	40%	67%

See footnote summary on page 86.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	85

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from the class actions settlements, which enhanced the Fund’s performance for the year ended March 31, 2011 by 0.01%.

See notes to financial statements.

86	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

AllianceBernstein Global High Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global High Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of March 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global High Income Fund, Inc. at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 29, 2012

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	87

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended March 31, 2012. For foreign shareholders, 54.14% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

88	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Tax Information

ADDITIONAL INFORMATION

(unaudited)

AllianceBernstein Global High Income Fund

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment Plan (the “Plan”), pursuant to which distributions to shareholders will be paid in or reinvested in additional shares of the Fund, unless they elect to receive cash. Computershare Trust Company N.A. (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares a distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	89

Additional Information

The automatic reinvestment of distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 43010, Providence, RI 02940-3010.

90	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Additional Information

RESULTS OF STOCKHOLDERS MEETING

(unaudited)

Supplemental Proxy Information

The Annual Meeting of Stockholders of AllianceBernstein Global High Income Fund, Inc. was held on March 29, 2012.

A description of the proposal and number of shares voted at the Meeting are as follows:

1. To elect Class Three Directors (terms expire in 2015):

Director	Voted for	Authority Withheld
Garry L. Moody	76,316,194	1,600,279
Marshall C. Turner	76,180,294	1,736,179
Earl D. Weiner	76,193,241	1,723,232

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	91

Results of Stockholders Meeting

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Marco G. Santamaria(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen M. Woetzel, Controller

Administrator

AllianceBernstein, L.P.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Dividend Paying Agent,

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed-Income: Emerging Market Investment Team. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Fund, Messrs. Paul J. DeNoon, Douglas J. Peebles, Marco G. Santamaria and Matthew S. Sheridan, members of the Global Fixed-Income: Emerging Market Investment Team, are primarily responsible for the day-to-day management of the Fund’s portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of AllianceBernstein Global High Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications — As required, on April 27, 2012, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the reporting period.

92	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith + 1345 Avenue of the Americas New York, New York 10105 52 (2009)	Senior Vice President of the Adviser and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	93

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., Chairman of the Board 79 (1993)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund organizations and committees.	100	None

John H. Dobkin, # 70 (1993)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 – May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	100	None

94	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	100	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007 and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 76 (2006)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	Cirrus Logic Corporation (semi-conductors) since prior to 2007 and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	95

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

96	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
Garry L. Moody, # 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP, (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	None

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	97

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 70 (2006)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007.

Earl D. Weiner, # 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

98	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which lead to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	99

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith, 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Mutual Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon, 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Marco G. Santamaria, 46	Vice President	Vice President of the Adviser**, with which he has been associated since June 2010. Prior thereto, he was a founding partner at Global Securities Advisors, an emerging-markets oriented fixed-income hedge fund since prior to 2007.

Emilie D. Wrapp, 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2007.

Joseph J. Mantineo, 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

Stephen M. Woetzel, 40	Controller	Vice President of ABIS**, with which he has been associated since prior to 2007.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

100	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory and Administration Agreements

The disinterested directors (the “directors”) of AllianceBernstein Global High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser and the continuance of the Fund’s Administration Agreement with the Adviser (in such capacity, the “Administrator”) at a meeting held on November 1-3, 2011.

Prior to approval of the continuance of the Advisory Agreement and the Administration Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also discussed the proposed continuances in private sessions with counsel and the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer).

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee and (ii) between the Fund and the Administrator, as provided in the Administration Agreement, including the administration fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	101

conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the Administration Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund and the resources the Administrator has devoted to providing services to the Fund. They noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2009 and 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary which provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute securities transactions on an agency basis on behalf of its clients that invest in equity securities) and shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

102	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2011 meeting, the directors reviewed information prepared by Lipper showing the performance of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”), and information prepared by the Adviser showing the Fund’s performance as compared with the Fund’s composite index (33% JPMorgan Emerging Markets Bond Index Global, 33% JPMorgan Government Bond Index – Emerging Markets and 33% Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index) and the JPMorgan Emerging Markets Bond Index Global (the “Bond Index”), in each case for various periods ended July 31, 2011. The directors noted that the Fund was in the 4th quintile of the Performance Group for the 1-year period, in the 1st quintile of the Performance Group for the 3- and 5-year periods, and was the only fund in the Performance Group for the 10-year period. The Fund outperformed both indices (which, they noted, are not leveraged) in all periods—the composite index in the 1-, 3-, and 5- year periods and the Bond Index in the 1-, 3-, 5-, and 10- year periods. The directors recognized that the small number of other funds in the Fund’s Lipper category made performance comparisons of limited utility. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the latest fiscal year actual management fee rate paid by the Fund (combined advisory fee paid to the Adviser and administration fee paid to the Administrator) and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund. They compared the combined advisory and administration fees paid by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General in December 2003, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser (but not closed-end funds such as the Fund) and that such open-end funds had benefited from such reductions since 2004. The directors noted that the Fund’s contractual advisory fee rate was higher than the fee rate charged by the Adviser for advising an open-end high income fund that also invested globally, and that the Fund’s fee rate exceeded the rate paid by the open-end fund’s predecessor prior to the settlement related reduction. The directors further noted that in 2005 the directors considered and approved the Adviser’s proposal, in response to the directors’ request for advisory and administration fee reductions, to amend the Advisory Agreement to

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	103

reduce the fee rate by 10 basis points (from 1.00% to 0.90%) and the Administrator’s proposal to replace the 15 basis points fee in the Administration Agreement with an amount equal to no more than the cost to the Administrator of providing administrative services subject to a maximum of 15 basis points.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style. The directors reviewed the relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Fund but which invest in the same type of securities (i.e., various types of fixed income securities). The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective. The directors noted that because of the small number of funds in the Fund’s Lipper category, at the request of the Adviser and the Fund’s Senior Officer, Lipper had expanded the Expense Group and Expense Universe of the Fund to include closed-end funds that are allowed to utilize leverage but do not do so. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The information reviewed by the directors showed that the Fund’s latest fiscal year actual management fee rate of 90.7 basis points (combined advisory fee paid to the Adviser plus administration fee paid to the Administrator) was lower than the Expense Group median and about the same as the Expense Universe median. The directors noted that the total management fee rate would have been lower if expressed as a percentage of the Fund’s average weekly total assets (i.e., net assets plus assets supported by leverage). The directors also noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

104	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Economies of Scale

The advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rates on assets above specified levels. The directors considered that the Fund is a closed-end fixed-income fund and that it was not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. They noted that if the Fund’s net assets were to increase materially, they would review whether potential economies of scale were being realized.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	105

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The Fund distributes its daily net asset value (NAV) to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

The Fund’s NYSE trading symbol is “AWF.” Weekly comparative net asset value and market price information about the Fund is published each Monday in The Wall Street Journal, each Saturday in Barron’s and other newspapers in a table called “Closed-End Funds.” Daily net asset value information and market price information and additional information regarding the Fund is available at www.alliancebernstein.com and at www.nyse.com.

Dividend Reinvestment Plan

If your shares are held in your own name, you will automatically be a participant in the Plan unless you elect to receive cash. If your shares are held in nominee or street name through a broker or nominee who provides this service, you will also automatically be a participant in the Plan. If your shares are held in the name of a broker or nominee who does not provide this service, you will need to instruct them to participate in the Plan on your behalf or your distributions will not be reinvested. In such case, you will receive your distributions in cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.

106	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	107

Alliancebernstein Family of Funds

NOTES

108	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein and its affiliates (collectively “AllianceBernstein”) understand the importance of maintaining the confidentiality of their clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from a variety of sources, including: (1) account documentation, including applications or other forms, which may include information such as a client’s name, address, phone number, social security number, assets, income and other household information, (2) client transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients, or former clients (collectively “clients”), except to our affiliates, or to others as permitted or required by law. From time to time, we may disclose nonpublic personal information that we collect about our clients to non-affiliated third parties, including those that perform transaction processing or servicing functions, those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement or those that provide professional services to us under a professional services agreement, all of which require the third party provider to adhere to our privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients that include restricting access to nonpublic personal information and maintaining physical, electronic and procedural safeguards which comply with applicable standards.

It is also our policy to prohibit the sharing of our clients’ personal information among our affiliated group of investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients, except as permitted by law. This information includes, but is not limited to, a client’s income and account history.

We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GHI-0151-0312

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Gary L. Moody qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)—(c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global High Income	2011	$57,500	$8,000	$16,971
	2012	$57,500	$8,000	$17,891

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global High Income	2011	$588,417	$24,971
			$(8,000)
			$(16,971)
	2012	$2,383,314	$25,891
			$(8,000)
			$(17,891)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

John H. Dobkin Michael J. Downey William H. Foulk, Jr. Nancy P. Jacklin	D. James Guzy Gary. L Moody Marshall C. Turner, Jr. Earl D. Weiner

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

1.	Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. Our Statement of Policy Regarding Responsible Investment (“RI Policy”) is attached to this Statement as an Exhibit.

We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our proxy committees may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.	Proxy Policies

Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting

Manual. We assess each proxy proposal in light of those principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer’s past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.	Corporate Governance

We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons to oppose directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may vote against directors (or withhold votes for directors where plurality voting applies) who fail to act on key issues such as failure to implement proposals to declassify the board, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will vote against directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not oppose directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

2.3.	Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

2.4.	Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. In markets where remuneration reports or advisory votes on executive compensation are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation practices of the company. Although “say on pay” votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports or advisory votes on executive compensation are required, we review the compensation practices on a case-by-case basis. With respect to companies that have received assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. We will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.	ESG

We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.

Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company’s long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company’s long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern when evaluating these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.

3.	Proxy Voting Procedures

3.1.	Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees (“Proxy Committees”) to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These Proxy Committees periodically review these policies and new types of environmental, social and governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the appropriate Proxy Committee will evaluate the proposal. In addition, the Proxy Committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the Proxy Committees include senior investment personnel and representatives of the Legal and Compliance Department.

Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committees making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy Committees always vote proxies with the goal of maximizing the value of the securities in client portfolios.

It is the responsibility of the Proxy Committees to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed below), to consider changes in policy and to review the Proxy Voting Statement and the Proxy Voting Manual no less frequently than annually. In addition, the Proxy Committees meet as necessary to address special situations.

3.2.	Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Committees may consult chief investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members. Externally, the Proxy Committees may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company’s management to discuss the relevant issues.

Our engagement with companies and interest groups continues to expand as we have had more such meetings in the past few years.

3.3.	Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the Proxy Committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committees takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.4.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein’s voting instructions.

3.5.	Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.6.	Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

[ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

Exhibit

Statement of Policy Regarding

Responsible Investment

Principles for Responsible Investment,

ESG, and Socially Responsible Investment

1.	Introduction

AllianceBernstein L.P. (“AllianceBernstein” or “we”) is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment (“PRI” or “Principles”), and Socially Responsible Investing (“SRI”) incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager’s fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2.	Approach to ESG

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer’s past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3.	Commitment to the PRI

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes.

AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define “engagement” as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles.

AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4.	RI Committee

Our firm’s RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm’s RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:

Erin Bigley: SVP-Fixed Income, New York

Alex Chaloff: SVP-Private Client, Los Angeles

Nicholas Davidson: SVP-Value, London

Kathy Fisher: SVP-Private Client, New York

Linda Giuliano: SVP-Equities, New York

Christopher Kotowicz: VP-Growth, Chicago

David Lesser: VP-Legal, New York

Mark Manley: SVP-Legal, New York

Takuji Oya: VP-Growth, Japan

Guy Prochilo: SVP-Institutional Investments, New York

Nitish Sharma: VP- Institutional Investments, Australia

Liz Smith: SVP-Institutional Investments, New York

Chris Toub: SVP-Equities, New York

Willem Van Gijzen: VP-Institutional Investments, Netherlands

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) The management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income: Emerging Markets Investment Team.

The following table lists the five members of the team with the most significant responsibility for the day-to-day management of the Fund’s portfolio, the length of time that each person has been involved in the management of the Fund, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Paul DeNoon; since August 2002; Senior Vice President of AllianceBerntein L.P. (“AB”) and Director of Emerging Market Debt	Senior Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since prior to 2006, and Director of Emerging Market Debt.

Douglas J. Peebles; since August 2002; Senior Vice President of AB, Chief Investment Officer and Co-Head of Fixed Income	Senior Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since prior to 2006, and Chief Investment Officer and Co-Head of Fixed Income.

Marco Santamaria, since September 2010; Vice President of AB	Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since June 2010. Prior thereto, he was a founding partner at Global Securities Advisors, an emerging-markets oriented fixed-income hedge fund since prior to 2006.

Matthew S. Sheridan; since October 2005; Vice President of AB	Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since prior to 2006,

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended March 31, 2012.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Paul DeNoon	117	$24,740,000,000	None	None
Douglas J. Peebles	74	$23,621,000,000	None	None
Marco Santamaria	3	$ 6,148,000,000	None	None
Matthew S. Sheridan	59	$12,499,000,000	None	None

POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees
Paul DeNoon	92	$36,363,000,000	None	None
Douglas J. Peebles	97	$52,714,000,000	1	$133, 000,000
Marco Santamaria	15	$30,876,000,000	None	None
Matthew S. Sheridan	36	$35,934,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees
Paul DeNoon	142	$34,711,000,000	5	$2,228,000,000
Douglas J. Peebles	305	$91,837,000,000	9	$4,991,000,000
Marco Santamaria	15	$ 6,557,000,000	None	None
Matthew S. Sheridan	67	$27,559,000,000	4	$2,090,000,000

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. The Adviser’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional who manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Fund holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Adviser’s procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

To address these conflicts of interest, the Adviser’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(a) (3) Portfolio Manager Compensation

The Adviser’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment Professionals do not receive any direct compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary: The base salary is a fixed cash amount within a similar range for all senior investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as: the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser’s leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under the Adviser’s Partners Compensation Plan (“deferred awards”): The Adviser’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which, prior to 2009, there were various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Prior to 2009, investment options under the deferred awards plan included many of the same

AllianceBernstein Mutual Funds offered to mutual fund investors. Since 2009, deferred awards have been in the form of restricted grants of the Adviser’s Master Limited Partnership Units. In 2011, award recipients will have the ability to invest a portion of their awards (no more than half up to a certain cap) in deferred cash.

(iv) Contributions under the Adviser’s Profit Sharing/401(k) Plan: The contributions are based on the Adviser’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

(v) Compensation under the Adviser’s Special Option Program: Under this Program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Adviser’s publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special Option Program is made at the sole discretion of the Adviser.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended March 31, 2012 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Paul DeNoon	$0-$10,000
Marco Santamaria	None
Douglas J. Peebles	None
Matthew S. Sheridan	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global High Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: May 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: May 23, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: May 23, 2012